united states

securities and exchange commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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[ ]	Soliciting Material pursuant to § 240.14a-12

Synthesis Energy Systems, Inc.

(Name of the Registrant as specified in its Charter)

_______________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SYNTHESIS ENERGY SYSTEMS, INC.

Three Riverway, Suite 300

Houston, Texas 77056

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 20, 2015

________________________

You are cordially invited to attend the annual meeting of the stockholders of Synthesis Energy Systems, Inc., which will be held at 8:00 a.m. Central time on November 20, 2015, at our offices at Three Riverway, Suite 300, Houston, Texas 77056, for the following purposes:

1.	To elect six directors;
2.	To approve the 2015 Long Term Incentive Plan;
3.	To ratify the selection of BDO USA, LLP to serve as our independent registered public accountants for the fiscal year ending June 30, 2016; and
4.	To consider and act on such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

If you were a stockholder at the close of business on September 30, 2015, you are entitled to notice of and to vote at the meeting. A stockholders’ list will be available at our offices, Three Riverway, Suite 300, Houston, Texas 77056, for a period of ten days prior to the meeting or any adjournment or postponement of the meeting. The stockholders’ list will also be available for inspection at the meeting.

Your vote is important. Whether or not you expect to attend the meeting, please sign and date the enclosed proxy card and return it to us promptly. A stamped envelope has been provided for your convenience. Alternatively, you may vote via the telephone or the Internet by following the instructions set forth on the enclosed proxy card. The prompt return of proxies will ensure a quorum and save us the expense of further solicitation.

By Order of the Board of Directors,

/s/ Robert Rigdon

Robert Rigdon
President and Chief Executive Officer

, 2015

SYNTHESIS ENERGY SYSTEmS, INC.

THREE RIVERWAY, Suite 300

HOUSTON, TEXAS 77056

PROXY STATEMENT

Our Board of Directors (the “Board”) is soliciting proxies for the annual meeting of our stockholders for the year ended June 30, 2015 (the “Annual Meeting”) to be held at our offices at Three Riverway, Suite 300, Houston, Texas 77056, on November 20, 2015, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying notice. This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about October 8, 2015. Stockholders are urged to read carefully the material in this proxy statement.

QUESTIONS AND ANSWERS

Q:	Who can attend and vote at the Annual Meeting?
A:	You can attend and vote at the Annual Meeting if you were a stockholder at the close of business on the record date, September 30, 2015. On that date, there were 86,848,468 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.
Q:	What am I voting on?
A:	You are voting on:
•	The election of six directors;
•	The approval of the 2015 Long Term Incentive Plan (the “2015 Incentive Plan”); and
•	The ratification of BDO USA, LLP to serve as our independent registered public accountants for the fiscal year ending June 30, 2016.
Q:	How do I cast my vote?
A:	If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered the registered stockholder for those shares. As the registered stockholder, you have the right to vote those shares and we will send you the proxy materials and a proxy card. You should sign and return the mailed proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials, and your shares will be voted at the meeting in the manner you direct. In the event that you return a signed proxy card on which no directions are specified, your shares will be voted as recommended by the Board on all matters, and in the discretion of the proxy holders as to any other matters that may properly come before the meeting or any postponement or adjournment of the meeting. We do not know of any other business to be considered at the meeting other than the proposals noted herein.

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from your broker, bank or other nominee that must be followed in order for your broker, bank or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet or over the telephone. If Internet or telephone voting is unavailable from your broker, bank or other nominee, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.

In the event you do not provide instructions on how to vote, your broker may not have authority to vote your shares. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Voting for the election of directors and the approval of the 2015 Incentive Plan would not be considered to be routine matters. See “Vote Required” following the proposal for further information.

If you hold shares through a broker, bank or other nominee and wish to be able to vote in person at the meeting, you must obtain a legal proxy from your broker, bank or other nominee and present it to the inspector of election with your ballot at the meeting.

Q:	What voting methods are available?
A:	We send proxy cards to all registered stockholders to enable them to vote their shares. Stockholders who submit a proxy card need not vote at the Annual Meeting. However, we will pass out written ballots to any registered stockholder or holder of a legal proxy who wishes to vote in person at the Annual Meeting. Alternatively, you may vote via the telephone or the Internet by following the instructions set forth on the enclosed proxy card.

Q:	Can I vote by telephone or via the Internet?
A:	Yes, you may vote via the telephone or the Internet by following the instructions set forth on the enclosed proxy card.
Q:	Are the proxy materials available on the Internet?
A:	Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. This proxy statement and a copy of our Annual Report on Form 10-K for the year ended June 30, 2015 are available on the “Investors” section of our web site at www.synthesisenergy.com. Additionally, and in accordance with SEC rules, we maintain the proxy materials on our website in a manner that will not infringe on your anonymity if you access them.
Q:	How does the Board recommend I vote on the proposal?
A:	The Board recommends you vote “FOR” each of the nominees to the Board, “FOR” the approval of the 2015 Incentive Plan, and “FOR” the ratification of our independent registered public accountants for the fiscal year ending June 30, 2016.
Q:	Can I revoke my proxy?
A:	Yes. If you are a registered stockholder, you can revoke your proxy at any time before it is exercised by: (i) submitting a properly signed proxy card with a more recent date; (ii) if you have voted via the Internet, by voting again via the Internet; (iii) giving written notice of your revocation before the Annual Meeting to Roger Ondreko, our Chief Financial Officer, at our offices, Three Riverway, Suite 300, Houston, Texas 77056; or (iv) attending the Annual Meeting and voting your shares in person.

If you are a beneficial owner, please refer to the voting instructions provided by your individual broker, bank, trustee or other nominee for their procedures for revoking or changing your vote.

Q:	Who will count the votes?
A:	One of our officers or our attorney will act as the inspector of the election and will count the votes.
Q:	Why is my proxy being solicited and who pays the cost for such solicitation?
A:	Because many stockholders are unable to attend the Annual Meeting, the Board solicits proxies to ensure that each stockholder has an opportunity to vote on all matters scheduled to come before the Annual Meeting. In addition to solicitation by mail, our officers, directors and regular employees may solicit your proxy by telephone, by facsimile transmission or in person, for which they will not be compensated. In addition to the solicitation by the Board, we have retained Georgeson, Inc., a proxy soliciting firm, to assist with the solicitation of proxies for a fee not to exceed $7,500, plus reimbursement for out-of-pocket expenses. We will bear the costs of the proxy solicitation.
Q:	What is a quorum?
A:	A quorum is the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock as of the record date. There must be a quorum for the Annual Meeting to be held. If you submit a valid proxy card or attend the Annual Meeting, your shares will be counted to determine whether there is a quorum. Abstentions and broker non-votes will be counted toward the quorum.
Q:	What happens if there is not a quorum at the Annual Meeting?
A:	Pursuant to our Amended and Restated Bylaws (the “Bylaws”), the Annual Meeting may be adjourned by the chairman of the Annual Meeting to reconvene at the same or some other place. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjournment shall be given to each stockholder of record entitled to vote at the Annual Meeting. If the adjournment is for less than 30 days, no additional notice will be delivered.
Q:	What vote is required to approve each item?
A:	Election of Directors. The six nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast by the stockholders, a plurality, will be elected as our directors. You may vote “FOR” all nominees or withhold your vote for any one or more of the nominees. Abstentions and broker non-votes will not affect the outcome of the election of directors. If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them on how to vote on this proposal, your broker or other nominee will not have authority to vote your shares.

Approval of the 2015 Incentive Plan. The approval of the 2015 Incentive Plan requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote and represented at the Annual Meeting. For the approval of the 2015 Incentive Plan, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Abstentions will have the same effect as a vote “AGAINST” the ratification of our independent registered public accountants for the fiscal year ending June 30, 2015. Broker non-votes will have no effect on the approval of this proposal.

Ratification of BDO USA, LLP to serve as our independent registered public accountants for the fiscal year ending June 30, 2016. The affirmative vote of the holders of a majority of the shares of common stock entitled to vote and represented at the Annual Meeting, in person or by proxy, is required to approve the ratification of the independent registered public accountants for the fiscal year ending June 30, 2016. For the ratification of BDO USA, LLP to serve as our independent registered public accountants for the fiscal year ending June 30, 2016, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Abstentions will have the same effect as a vote “AGAINST” the ratification of our independent registered public accountants for the fiscal year ending June 30, 2016. Broker non-votes will have no effect on the approval of this proposal.

Q:	What does it mean if I get more than one proxy card?
A:	Your shares are probably registered in more than one account. You should vote each proxy card you receive. We encourage you to consolidate all your accounts by registering them in the same name, social security number and address. This can be accomplished by contacting your stock broker.
Q:	How many votes can I cast?
A:	On all matters, you are entitled to one vote per share of common stock.
Q:	When are stockholder proposals due for the Annual Meeting of Stockholders for the year ended June 30, 2016?
A:	See “Other Information – Stockholder Proposal Information” for a detailed summary of how to present proposals for the Annual Meeting of Stockholders for the year ended June 30, 2016.
Q:	Where can I find the voting results of the Annual Meeting?
A:	The preliminary voting results will be announced at the Annual Meeting. The final results will be published in a current report on Form 8-K to be filed promptly after the Annual Meeting.

Q:	Who can help answer my questions?

A:	If you have any questions or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact Georgeson, Inc., our proxy solicitor, at 1-800-509-1312.

You may receive a copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2015 and other information at no charge upon request directed to: Roger Ondreko, our Chief Financial Officer, Synthesis Energy Systems, Inc., Three Riverway, Suite 300, Houston, Texas 77056.

FORWARD-LOOKING STATEMENTS

This proxy statement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are: the ability of our ZZ Joint Venture to effectively operate XE’s methanol plant and produce methanol; our ability to successfully expand the ZZ Joint Venture through our partnership with Saikong; the ability of our project with Yima to produce earnings and pay dividends; our ability to develop and expand business of the Tianwo-SES Joint Venture in the joint venture territory; our ability to successfully partner our technology business; our ability to develop our power business unit and marketing arrangement with GE and our other business verticals, including DRI steel, through our marketing arrangement with Midrex Technologies, and renewables; our ability to successfully develop our licensing business; events or circumstances which result in an impairment of assets, including, but not limited to, at our ZZ Joint Venture; our ability to reduce operating costs; our ability to make distributions and repatriate earnings from our Chinese operations; our limited history, and viability of our technology; commodity prices, including in particular methanol, and the availability and terms of financing; our ability to obtain the necessary approvals and permits for future projects; our ability to raise additional capital, if any, and our ability to estimate the sufficiency of existing capital resources; the sufficiency of internal controls and procedures; and our results of operations in countries outside of the U.S., where we are continuing to pursue and develop projects. Although we believe that in making such forward-looking statements our expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected by us. We cannot assure you that the assumptions upon which these statements are based will prove to have been correct.

When used in this proxy statement, the words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Because these forward-looking statements involve risks and uncertainties, actual results could differ materially from those expressed or implied by these forward-looking statements for a number of important reasons, including those discussed under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in our Annual Report on Form 10-K for the year ended June 30, 2015 and our subsequently filed Quarterly Reports on Form 10-Q.

You should read these statements carefully because they discuss our expectations about our future performance, contain projections of our future operating results or our future financial condition, or state other “forward-looking” information. You should be aware that the occurrence of certain of the events described in this proxy statement could substantially harm our business, results of operations and financial condition and that upon the occurrence of any of these events, the trading price of our common stock could decline, and you could lose all or part of your investment.

We cannot guarantee any future results, levels of activity, performance or achievements. Except as required by law, we undertake no obligation to update any of the forward-looking statements in this proxy statement after the date hereof.

Proposal 1

ELECTION OF DIRECTORS

At the Annual Meeting, six directors are to be elected. All nominees are currently directors. Gao Feng, a director since September 2012, and Yang Guang, a director since October 2012, have chosen not to stand for re-election to the Board. Their decisions are not a result of any disagreement with management or the Board or related to our operations, policies or practices.

Each director is to hold office until the next annual meeting of stockholders or until his successor is elected and qualified. The persons designated as proxies on the accompanying proxy card intend, unless authority is withheld, to vote for the election of the nominees named below to the Board. If any nominee should become unavailable for election, the proxy may be voted for a substitute nominee as the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) may recommend and the independent members of the Board may nominate, or the Board may be reduced accordingly. The Nominating and Corporate Governance Committee, which consists solely of directors that are independent within the meaning of Rule 5605 of the NASDAQ Listing Rules, recommended the nomination of the six directors to the Board. Based on that recommendation, the Board nominated such directors for election at the Annual Meeting. The nominees have consented to be nominated and have expressed their intention to serve if elected. We have no reason to believe that any of the nominees will be unable to serve if elected to office and, to our knowledge, the nominees intend to serve the entire term for which election is sought. Only the nominees or substitute nominees designated by the Board will be eligible to stand for election as directors at the Annual Meeting.

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Nominees

Certain information regarding the nominees is set forth below:

Name	Age	Position	Director Since
Lorenzo Lamadrid (1), (2)	64	Chairman of the Board	2005
Robert Rigdon	56	President, Chief Executive Officer and Director	2009
Denis Slavich (1), (2), (3)	75	Director	2005
Harry Rubin (1), (2), (3)	62	Director	2006
Xu, Ziwang (3)	58	Director	2010
Brown, Charles (3)	56	Director	2014
(1)	Member of the Compensation Committee.
(2)	Member of the Nominating and Corporate Governance Committee.
(3)	Member of the Audit Committee.

Lorenzo Lamadrid. Mr. Lamadrid has been the Chairman of the Board since April 2005. Since 2001, Mr. Lamadrid has been the Managing Director of Globe Development Group, LLC, a firm that specializes in the development of large scale energy, power generation, transportation and infrastructure projects in China and provides business advisory services and investments with a particular focus on China. Mr. Lamadrid was also a director of Flow International Corporation from January 2006 until its sale earlier this year. Mr. Lamadrid has been a member of the International Advisory Board of Sirocco Aerospace, an international aircraft manufacturer and marketer, since mid-2001. He previously served as President and Chief Executive Officer of Arthur D. Little, a management and consulting company, from 1999 to 2001, as President of Western Resources International, Inc. from 1996 through 1999 and as Managing Director of The Wing Group from 1993 through 1999. The Wing Group was a leading international electric power project-development company that was sold to Western Resources in 1999. Prior to that, he was with General Electric from 1984 to 1993 serving as corporate officer, Vice President and General Manager at GE Aerospace for Marketing and International Operations, and as General Manager of Strategic Planning and Business Development of GE’s International Sector. Prior to joining GE, Mr. Lamadrid was a senior Manager at the Boston Consulting Group where he worked from 1975 to 1984. Mr. Lamadrid’s experience in business development and management is a key attribute for us, and his background in overseas markets has provided him with valuable insights into our international focus.

Education: Mr. Lamadrid holds a dual bachelor’s degree in Chemical Engineering and Administrative Sciences from Yale University, an M.S. in Chemical Engineering from the Massachusetts Institute of Technology and an M.B.A. in Marketing and International Business from the Harvard Business School.

Directorships in the past five years: Flow International (2006 to 2014).

Robert Rigdon. Mr. Rigdon is our President and Chief Executive Officer and is also a director. Mr. Rigdon joined us as a director in August 2009, and has served as President and Chief Executive Officer since March 31, 2009. Prior to that, he served as Chief Operating Officer since November 2008 and as Senior Vice President of Global Development since May 2008, where he was responsible for overseeing all aspects of our current and future coal gasification projects worldwide. From June 2004 until joining us, Mr. Rigdon worked for GE Energy in a variety of capacities, including Manager—Gasification Engineering, Director—IGCC Commercialization, and Director—Gasification Industrials and Chemicals Business. For the 20 years previous to this, Mr. Rigdon worked for Texaco, and later ChevronTexaco, as an engineer and in the Worldwide Power & Gasification group, where he ultimately became Vice President—Gasification Technology for the group. As a result of his three decades working on gasification, Mr. Rigdon is experienced in the operational and marketing strategies that are key to our development and success.

Education: Mr. Rigdon is a mechanical engineer with a B.S. from Lamar University.

Directorships in the past five years: None, other than our Board.

Denis Slavich. Mr. Slavich has served as a director since November 2005. Mr. Slavich has over 35 years of experience in large scale power generation development. He is currently the Group Strategic Director-Finance of Astrata Group Pte Ltd, a privately held global telematics company headquartered in Singapore, and an international consultant, as well as an advisor and board member for a number of additional firms. He served as a director of China Advanced Construction Materials Group, Inc., a company traded on the NASDAQ, from September 2009 until May 2011. From 1998 to 2000, Mr. Slavich was the CFO and director of KMR Power Corporation and was responsible for the development of this international IPP company that developed projects in Columbia as well as other areas. From 2000 until 2002, he served as Vice President and CFO of BigMachines Inc., a software company. Mr. Slavich also served as acting President for Kellogg Development Corporation, a division of M.W. Kellogg, during 1997. From 1991 to 1995, Mr. Slavich was also a Vice President of Marketing for Fluor Daniel. From 1971 to 1991, Mr. Slavich served in various executive positions at Bechtel Group including Sr. VP, CFO, and director and Sr. VP and division manager of the International Power Division. In addition to his experience in power generation development, Mr. Slavich is experienced in finance and accounting matters and has extensive experience with financial statements.

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Education: Mr. Slavich received his Ph.D. from Massachusetts Institute of Technology, his M.B.A. from the University of Pittsburgh and his B.S. in Electrical Engineering from the University of California at Berkeley.

Directorships in the past five years: China Advanced Construction Materials Group, Inc. (2009 to 2011), Leading Edge Technologies (2001 to 2014), and Astrata Group (2011 to present).

Harry Rubin. Mr. Rubin has served as a director since August 2006. Mr. Rubin is currently Chairman of Henmead Enterprises, in which capacity he advises various companies regarding strategy, acquisitions and divestitures. He held board positions at a number of private and public companies such as the A&E Network, RCA/Columbia Pictures Home Video, the Genisco Technology Corporation and Image-Metrics Plc. He was a founding partner of the Boston Beer Company. In the 12 years prior to 2006, Mr. Rubin held various senior management roles in the computer software industry, including Senior Executive Vice President and Chief Operating Officer of Atari, and President of International Operations and Chief Financial Officer for GT Interactive Software. Mr. Rubin entered the computer software business in 1993 when he became Executive VP for GT Interactive Software as a start-up company, and played a leadership role in GT’s progression as the company went public in 1995 and became one of the largest industry players. Prior to 1993, he held various senior financial and general management positions at RCA, GE and NBC. Through his various management roles, Mr. Rubin has developed an in-depth knowledge and experience in strategic development that is key to our growth.

Education: He is a graduate of Stanford University and Harvard Business School.

Directorships in the past five years: 784 Park Avenue Realty, Inc. (December 2005 to present), Henmead Enterprises, Inc. (1991 to present), Image-Metrics Plc (December 2005 to April 2010).

Xu, Ziwang. Mr. Xu has served as a director since February 2010. Mr. Xu is currently the Chairman of CXC Capital, Inc. and CXC China Sustainable Growth Fund, companies which he founded in March of 2008 and which are based in Shanghai, China. From November of 2005 until founding CXC, he was a private investor in Shanghai and worked on the development of residential real estate projects. During this same time, he was an Advisory Director for Goldman Sachs in Beijing, China. From 1997 through 2005, he served as a Managing Director and Partner for Goldman Sachs in Hong Kong. He is also currently an Advisor with Clayton, Dubilier & Rice, a member of the Board of Overseers of the Fletcher School of Law and Diplomacy at Tufts University, and Vice Chairman, Alumni Association of Economics and Finance, of Fudan University in Shanghai, China. Additionally, he is a member of the Shanghai Comprehensive Economy Studies Council and the Shanghai International Cultural Council. Mr. Xu’s background in overseas markets and his experience in finance matters have provided him with valuable insights into our strategy.

Education: He holds a B.A. from East China Normal University and an M.A. in Economics from Fudan University and an M.A. in International Business from the Fletcher School of Law and Diplomacy at Tufts University.

Directorships in the past five years: CXC Capital, Inc. (2008 to present), Shanghai Ruibo New Energy Automobile Technology Company (2010 to present), Lubao New Energy Company (2007 to present).

Charles Brown. Mr. Brown has served as a director since July 2014. Since October 2014, he has served as President and Chief Executive Officer, and a member of the board of directors, of Specified Air Solutions. Mr. Brown served as President and Chief Executive Officer of Flow International, Inc., and as a member of its board of directors, from July 2007 through January 2014, when Flow International was merged with and into Waterjet Holdings, Inc. Previously, Mr. Brown was the President and Chief Operating Officer of the Pump, Pool and Spa Divisions at Pentair, Inc. from April 2005 through October 2006. From August 2003 to February 2005, Mr. Brown was the President and Chief Operating Officer of the Pentair Tools Group (which was acquired by Black & Decker Corporation in 2004). Prior to that, Mr. Brown was the President/General Manager of Aqua Glass Corporation, a Masco Corporation company, from 1996 to August 2003. Mr. Brown has broad business experience which we believe will be an important addition to the Board.

3

Education: He holds a B.A. from Cornell University in Economics and Government and an M.B.A. from J.L. Kellogg Graduate School of Management at Northwestern University.

Directorships in the past five years: Flow International (2007-2014), Waterjet Holdings, Inc. (January 2014 to August 2015), Specified Air Solutions (October 2014 to present).

Arrangement for Nomination of Directors

Pursuant to the terms of the Share Purchase Agreement between us and Hongye, Hongye received the right to nominate two persons to the Board for as long as they own or control at least 9% of our total issued and outstanding common stock (and the right to nominate one person to the Board if they own or control less than 9% but at least 5% of our total issued and outstanding common stock). In September 2012, Mr. Gao was appointed to the Board as a designee of Hongye and is nominated at the Annual Meeting by Hongye. In October 2012, Mr. Yang was appointed to the Board as a designee of Hongye. Both Mr. Gao and Mr. Yang have chosen not to stand for re-election to the Board. Their decisions are not a result of any disagreement with management or the Board or related to our operations, policies or practices.

Vote Required

The six nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast by the stockholders, a plurality, will be elected as our directors. You may vote “FOR” all nominees, “AGAINST” all nominees or withhold your vote for any one or more of the nominees. Abstentions will not affect the outcome of the election of directors. If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them on how to vote on this proposal, your broker or other nominee will not have authority to vote your shares.

Board Recommendation

The Board recommends a vote “FOR” each nominee to the Board.

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INFORMATION CONCERNING OUR BOARD OF DIRECTORS

Communicating with the Board

Stockholders who wish to communicate to the Board should do so in writing to the following address:

[Name of Director(s) or Board of Directors]

Synthesis Energy Systems, Inc.

Attn: Secretary

Three Riverway, Suite 300

Houston, Texas 77056

All such communications are logged and those not deemed frivolous, threatening or otherwise inappropriate are forwarded to the Chairman of the Nominating and Corporate Governance Committee for distribution.

Board Member Attendance at Annual Meeting of Stockholders

Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, we encourage directors to attend. Other than Robert Rigdon, none of our directors attended the Annual Meeting of Stockholders for the year ended June 30, 2014.

Director Independence

The Board has determined that the following members are independent within the meaning of Rule 5605 of the NASDAQ Listing Rules: Lorenzo Lamadrid, Denis Slavich, Harry Rubin, Xu Ziwang and Charles Brown.

Board Leadership Structure

Our Board believes that independent leadership is a critical component of our governance structure. Since 2006, our chairman and chief executive officer roles have been separate, and the Board continues to believe that this structure is appropriate at this time. By separating the roles of the chairman and chief executive officer, our chief executive officer can focus his time and energy on setting our strategic direction, overseeing daily operations, developing our future, and promoting employee engagement at all levels of the organization. Meanwhile, our independent chairman leads the Board in the performance of its duties by establishing agendas and ensuring appropriate meeting content, engaging with the chief executive officer and senior management team between Board meetings on business developments, and providing overall guidance to our chief executive officer as to the Board’s views and perspectives, particularly on our strategic direction. As a result of this, we do not believe that a separate lead independent director is necessary at this time. If the positions of chairman and chief executive officer are held by the same person in the future, the Board may select a lead director from among the independent directors.

Board Role in Risk Oversight

Our Board is responsible for oversight of us and our business, including risk management. Together with the Board’s standing committees, the Board is responsible for ensuring that material risks are identified and managed appropriately. The Board and its committees regularly review material strategic, operational, financial, compensation and compliance risks with our senior management. The Audit Committee of the Board (the “Audit Committee”) has oversight responsibility for financial risk (such as accounting, finance, internal controls and tax strategy), and also oversees compliance with applicable laws and regulations. The Compensation Committee of the Board (the “Compensation Committee”) oversees compliance with our compensation plans, and the Nominating and Corporate Governance Committee oversees compliance with our corporate governance principles. Each of the committees report to the Board regarding the areas of risk they oversee.

Meeting Attendance and Board Committees

Meetings of the Board. During the year ended June 30, 2015, the Board held 8 meetings. All directors attended at least 75 percent of the total meetings of the Board and the committees on which they served for the year ended June 30, 2015. We believe that attendance at meetings of the Board is only one criterion for judging the contribution of individual directors and that all directors have made substantial and valuable contributions.

Audit Committee. During the year ended June 30, 2015, the members of the Audit Committee were Xu Ziwang, Denis Slavich and Harry Rubin, with Denis Slavich serving as Chairman. Charles Brown was appointed to the Audit Committee in July 2014 in connection with his appointment to the Board. The Board has determined that Denis Slavich is an audit committee financial expert under Item 407(d) of Regulation S-K of the SEC. All of the members of the Audit Committee were and are independent within the meaning of Rule 5605 of the NASDAQ Listing Rules. The Audit Committee operates under a written charter adopted by the Board which is available under “Corporate Governance” at the “Investors” section of our website at www.synthesisenergy.com. The Audit Committee met 10 times during the year ended June 30, 2015.

The primary purpose of the Audit Committee is to assist the Board in overseeing (a) the integrity of our financial statements, (b) our compliance with legal and regulatory requirements, (c) the qualifications and independence of the independent registered public accountants and (d) the performance of our internal auditors (or other personnel responsible for the internal audit function).

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Compensation Committee. During the year ended June 30, 2015, the members of the Compensation Committee were Lorenzo Lamadrid, Denis Slavich and Harry Rubin, with Mr. Rubin serving as Chairman. All of the members were and are independent within the meaning of Rule 5605 of the NASDAQ Listing Rules. The Compensation Committee operates under a written charter adopted by the Board which is available under “Corporate Governance” at the “Investors” section of our website at www.synthesisenergy.com. The Compensation Committee met 4 times during the year ended June 30, 2015.

The primary purpose of the Compensation Committee is to provide oversight on the broad range of matters surrounding the compensation of management, including recommending to the Board the compensation for our chief executive officer and approving the compensation and employee benefits for our other executive officers and employees. The Compensation Committee determines the total compensation (including the nature and amount of each element of the compensation) of Robert Rigdon, our President and Chief Executive Officer. Mr. Rigdon attends the meetings of the Compensation Committee regarding executive compensation for all other executive officers and discusses his recommendations with the Compensation Committee, including his evaluation of the performance of the other executive officers in arriving at his recommendations, which are based on his direct evaluation of such executives, after receiving input from the peers of such executives and others, if necessary. These recommendations are considered by the Compensation Committee, along with other relevant data, in determining the total compensation for such executives.

The Compensation Committee has in the past directly engaged, and may in the future engage, compensation consultants familiar with our industry to advise the Compensation Committee regarding certain compensation issues. The assignments of the consultants are determined by the Compensation Committee, although management may have input into these assignments. No compensation consultants were engaged during the years ended June 30, 2013, 2014 or 2015. In August 2015, the Compensation Committee retained Meridian Compensation Partners LLC (“MCP”) as its independent compensation consultant to assist and advise the Compensation Committee with respect to determinations of future director compensation. The firm was selected by the Committee based on its reputation and expertise. In connection with the appointment of MCP as the Compensation Committee’s compensation consultant, the Compensation Committee determined that MCP was independent based on criteria prescribed by the NASDAQ Listing Rules.

Nominating and Corporate Governance Committee. During the year ended June 30, 2015, the members of the Nominating and Corporate Governance Committee were Lorenzo Lamadrid, Denis Slavich and Harry Rubin, with Mr. Lamadrid serving as Chairman. All of the members of the Nominating and Corporate Governance Committee were and are independent within the meaning of Rule 5605 of the NASDAQ Listing Rules. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board which is available under “Corporate Governance” at the “Investors” section of our website at www.synthesisenergy.com. The Nominating and Corporate Governance Committee met 4 times during the year ended June 30, 2015.

The primary purpose of the Nominating and Corporate Governance Committee is to provide oversight on the broad range of matters surrounding the composition and operation of the Board. These matters include identifying individuals qualified to become Board members, recommending to the Board director nominees, and recommending to the Board a set of corporate governance principles applicable to us.

Director Nominations Process. Nominating functions are handled by the Nominating and Corporate Governance Committee pursuant to its charter. Our Bylaws also contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at our annual meeting of stockholders. Historically, we have not had a formal policy concerning stockholder recommendation to the Nominating and Corporate Governance Committee (or its predecessors), other than the provisions contained in our Bylaws. To date, we have not received any recommendations from stockholders requesting that the Nominating and Corporate Governance Committee (or any predecessor) consider a candidate for inclusion among the Nominating and Corporate Governance Committee’s slate of nominees in our proxy statement, and therefore we believe that, other than the provisions contained in our Bylaws, no formal policy concerning stockholder recommendations is needed. There are no differences in the criteria used by the Nominating and Corporate Governance Committee when evaluating nominations made by our stockholders.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

•	the appropriate size of the Board;
•	our needs with respect to the particular talents and experience of our directors;
•	the knowledge, skills and experience of nominees, including experience in technology, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;
•	familiarity with our business and industry;
•	experience with accounting rules and practices; and
•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

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The goal of the Nominating and Corporate Governance Committee is to assemble a Board that brings us a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it deems to be in the best interests of us and our stockholders. The Nominating and Corporate Governance Committee does, however, believe it appropriate that a majority of the members of the Board meet the definition of “independent director” under the rules of The NASDAQ Stock Market, as is required under such rules. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of the Board. Although not part of any formal policy, our goal is a balanced and diverse Board, with members whose skills, backgrounds and experiences are complementary and, together, cover the spectrum of areas that impact our business. As part of this evaluation and to further our commitment to diversity, the Nominating and Corporate Governance Committee assesses whether the nominees, as a group, collectively represent a diversity of views, backgrounds, and experiences that will enhance the Board’s and our effectiveness.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating and Corporate Governance Committee and the Board are polled for suggestions as to individuals meeting such criteria. Research may also be performed to identify qualified individuals. In the past, we have also engaged third parties and search firms to identify or evaluate or assist in identifying potential nominees.

Our Bylaws provide that nominations for the election of directors may be made by any stockholder entitled to vote in the election of directors. However, a stockholder may nominate a person for election as a director at a meeting only if written notice of such stockholder’s intent to make such nomination has been given as described under “Other Information – Stockholder Proposal Information” in this proxy statement. Pursuant to the requirements of our Bylaws, each notice must set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (b) as to the stockholder giving the notice, among other things, (i) the name and address, as they appear on our books, of such stockholder and (ii) the class and number of our shares that are beneficially owned by such stockholder and that are owned of record by such stockholder. There have not been any material changes to the procedures by which stockholders may recommend nominees to the Board since the Annual Meeting of Stockholders for the year ended June 30, 2014.

Code of Ethics. We have adopted a Code of Business and Ethical Conduct that applies to all of our employees, as well as each member of our Board. The Code of Business and Ethical Conduct is available under “Corporate Governance” at the “Investors” section of our website at www.synthesisenergy.com. We intend to post amendments to or waivers from the Code of Business and Ethical Conduct (to the extent applicable to our principal executive officer, principal financial officer or principal accounting officer) at this location on our website.

Where to Find Corporate Governance Information

The charters for our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and our Code of Business and Ethical Conduct are available under “Corporate Governance” at the “Investors” section of our website at www.synthesisenergy.com. Copies of these documents are also available in print form at no charge by sending a request to Roger Ondreko, our Chief Financial Officer, Synthesis Energy Systems, Inc., Three Riverway, Suite 300, Houston, Texas 77056, telephone (713) 579-0600.

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Proposal 2

APPROVAL OF THE 2015 INCENTIVE PLAN

On September 16, 2015, the Board approved the Synthesis Energy Systems, Inc. 2015 Long Term Incentive Plan. The effective date of the 2015 Incentive Plan is September 16, 2015, subject to stockholder approval. The Board is hereby submitting the 2015 Incentive Plan to stockholders for approval and recommends that the Company’s stockholders approve and adopt the 2015 Incentive Plan. The following is a summary of the principal features of the 2015 Incentive Plan. The summary does not purport to be complete and is qualified in its entirety by the terms of the 2015 Incentive Plan, a copy of which is attached hereto as Appendix A and is incorporated by reference herein.

As of June 30, 2015, there are 9,302,825 shares reserved for formerly awarded unexercised stock options and unforfeited restricted stock awards under our Amended and Restated 2005 Incentive Plan (as amended, the “2005 Plan”) and 52,209 shares outstanding available for future issuance under the 2005 Incentive Plan. If the 2015 Incentive Plan is approved by stockholders, no future grants of awards will be made under the 2005 Incentive Plan, and the 2005 Incentive Plan shall only remain in effect with respect to awards under that plan outstanding on the date of the Annual Meeting until they expire according to their terms.

The Company is requesting approval of the 2015 Incentive Plan because the 2005 Incentive Plan will expire in November 2015 (prior to the date of the Annual Meeting) and the Company will need another incentive plan after that date in order to make any equity awards.

General Provisions of the 2015 Incentive Plan

Purpose. The purpose of the 2015 Incentive Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain, and reward persons performing services for the Company and its affiliates and by motivating such persons to contribute to the growth and profitability of the Company and its affiliates. Any term not defined herein shall have the meaning provided the term in the 2015 Incentive Plan.

Shares Subject to the 2015 Incentive Plan. Subject to adjustment as provided in the 2015 Incentive Plan, the maximum aggregate number of shares of the Company’s Stock that may be issued with respect to awards under the 2015 Incentive Plan shall be 9,000,000. The maximum aggregate number of such shares of Stock authorized for issuance in the foregoing sentence that may be issued as Incentive Stock Options shall be 9,000,000 shares of Stock. Shares of Stock of an outstanding award that for any reason expire or are terminated, forfeited or canceled shall again be available for issuance under the 2015 Incentive Plan. Shares withheld for the purchase price of an option or stock appreciation right shall not be again available for insurance under the 2015 Incentive Plan. Awards to be paid solely in cash shall not be counted against the number of shares of Stock available for the issuance of awards under the 2015 Incentive Plan. Shares of stock issued under awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Company do not reduce the shares of Stock available under the 2015 Incentive Plan and available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the 2015 Incentive Plan and do not reduce the 2015 Incentive Plan’s share reserve as provided herein (subject to the listing requirements of the NASDAQ Stock Market, as long as the Stock is listed on this exchange or the applicable other exchange requirements on which the Stock is listed).

Subject to the number of shares authorized under the 2015 Incentive Plan as provided above, during any period that the Company is a publicly held corporation, the following rules shall apply to grants of awards that are intended to meet the performance-based exception under Code Section 162(m) subject to adjustment as provided in the 2015 Incentive Plan: (i) the maximum aggregate number of shares of Stock that may be granted as options or stock appreciation rights (“SARs”) in any calendar year pursuant to any award held by any participant shall be 7,500,000 shares of Stock, and the exercise price per share of Stock of such awards shall be at least equal to the Fair Market Value per share on the grant date; if such an award may be settled in cash as permitted under the terms of the award, the number of shares of Stock for the cash amount shall be counted toward the individual share limit provided in this subsection (a) calculated as of the date of grant, (ii) the maximum aggregate number of shares of Stock that may be issued with respect to any other award that may be settled in Stock (other than options or SARs) including, without limitation, restricted stock or other stock-based awards granted to any Participant in any calendar year shall be 7,500,000 shares of Stock; if such an award is to be settled in cash rather than Stock pursuant to its terms, the number of shares of Stock that could be issued for the cash amount shall be counted toward the individual share limit in this subsection (b) calculated as of the date of grant and (iii) the maximum aggregate cash payout with respect to awards, including performance awards, granted in any calendar year that are settled solely in cash which may be paid to any participant shall be $5,000,000, calculated as of the date of grant.

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Dilution; Run Rate. The Company has reviewed its historical stockholder dilution (overhang) and annual equity run rate. Overhang is calculated by dividing the number of outstanding equity awards and shares available for grant by the number of shares of Stock outstanding at the end of the calendar year. The Company’s overhang as of June 30, 2015 was 10.9%. Run rate is calculated by dividing the number of shares underlying equity awards granted by the number of shares outstanding at the end of the calendar year. The Company’s three year average run rate as of June 30, 2015 was 2.0%.

In determining the number of shares subject to the 2015 Incentive Plan, the Company considered its historical equity grant practices, the potential dilution to stockholders, and the expected number of shares required for grants over the next several years.

Administration. The 2015 Incentive Plan is administered by the committee, as defined in the 2015 Incentive Plan, which “committee” means the Board or, if so appointed by the Board, the compensation committee or any other committee duly appointed by the Board to administer the 2015 Incentive Plan, which such committee may be one or more persons; provided however, that during any period the Company is a “publicly held corporation” within the meaning of Code Section 162(m) or to the extent required by securities law the committee shall consist of not less than two directors of the Board who fulfill the “outside director” requirements of Code Section 162(m) and who are non-employee directors under Rule 16b-3 of the Exchange Act.

The committee is authorized to, among other things, (i) determine the persons to whom, and the time or times at which, awards shall be granted and the number of shares of Stock to be subject to each award; (ii) designate awards as restricted stock or options or other stock-based awards or performance awards, and to designate options as incentive stock options or nonstatutory stock options; (iii) determine the fair market value of shares of Stock or other property; (iv) determine the terms, conditions, and restrictions applicable to each award (which need not be identical) and any shares acquired upon the exercise and/or vesting thereof; (v) approve one or more forms of the award agreement between the Company and a participant; (vi) amend, modify, extend, cancel, or renew any award, or to waive any restriction or condition applicable to any award or any shares acquired upon the exercise of an award; provided, however, that no such amendment, modification, extension, or cancellation shall adversely affect a participant’s award without a participant’s consent; (vii) accelerate, continue, extend, or defer the exercisability and/or vesting of any award, including with respect to the period following a participant’s termination of service with the Company and its affiliates; (viii) prescribe, amend, or rescind rules, guidelines, and policies relating to the 2015 Incentive Plan, or to adopt supplements to, or alternative versions of, the 2015 Incentive Plan; and (ix) correct any defect, supply any omission, or reconcile any inconsistency in the 2015 Incentive Plan or any award agreement and to make all other determinations and take such other actions with respect to the 2015 Incentive Plan or any award as the committee may deem advisable to the extent not inconsistent with the provisions of the 2015 Incentive Plan or applicable law.

Notwithstanding the foregoing, except as otherwise provided in the 2015 Incentive Plan, the terms of an outstanding award may not be amended by the committee, without approval of the Company’s stockholders, to: (i) reduce the exercise price of an outstanding option or an outstanding stock appreciation right; (ii) cancel an outstanding option or outstanding stock appreciation right in exchange for other options or stock appreciation rights with an exercise price that is less than the exercise price of the cancelled option or the cancelled stock appreciation right, as applicable; or (iii) cancel an outstanding option or an outstanding stock appreciation right with an exercise price that is less than the fair market value of a share of Stock on the date of cancellation.

All awards and all shares of Stock issued and any payments are subject to the Company’s clawback policy adopted by the Company in connection with the adoption of the 2015 Incentive Plan. In the event the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws or other similar laws or regulations (other than due to a change in applicable accounting rules), the Board will require reimbursement or forfeiture of any incentive compensation received by any covered executive during the three-year period preceding the date on which the Company is required to prepare an accounting restatement. The amount to be recovered will be the excess of the incentive compensation paid to the covered executive based on the erroneous data over the incentive compensation that would have been paid to the covered executive had it been based on the restated results, as determined by the Board.

Eligibility. Only the employees, consultants, and directors of the Company or its affiliates may be granted awards under the 2015 Incentive Plan. This includes prospective employees, consultants, and directors to whom awards are granted in connection with written offers of employment or other service relationships with the Company subject to their actual commencement of service.

Types of Awards. Under the 2015 Incentive Plan, the Board may grant awards which may be any of the following:

●	Incentive stock options as defined in Section 422 of the Code;

●	nonstatutory stock options;

●	shares of restricted stock;

●	other stock-based awards including, without limitation, SARs;

●	performance awards; or

●	dividends or dividend equivalents.

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Incentive stock options and nonstatutory stock options together are called “options.” The terms of each award will be reflected in an award agreement between the Company and the grantee.

Subject to certain adjustments pursuant to the 2015 Incentive Plan, the amount of an award granted to each director of the Company in a calendar year may not exceed one hundred eighty thousand dollars ($180,000) in value of the aggregate of stock and cash awards; provided, however, that in the case of a chair of a committee of the Board, such maximum may be increased by up to an additional fifteen thousand dollars ($15,000) in the aggregate; and provided, further that in the case of the non-executive chairman of the Board, such maximum may be increased by up to an additional eighty thousand dollars ($80,000) in the aggregate.

Options and SARs. Generally, options and SARs must be exercised within ten (10) years of the grant date, provided that an Option that is not an Incentive Stock Option, may be exercised for the thirty (30) day period after the expiration of a limitation on the Participant’s ability to exercise due to Section 16-b(3), the Company insider trading policy or other applicable law which may extend beyond the ten (10) year term for this limited purpose. Incentive stock options granted to a participant who, at the time an option is granted to the participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company or its subsidiary within the meaning of Section 422(b)(6) of the Code (a “Ten Percent Owner Participant”) must be exercised within five (5) years of the grant date.

The exercise price for each option or SAR must be established in the discretion of the committee, subject to the following minimum price requirements subject to adjustments as permitted under the 2015 Incentive Plan. The exercise price per share for an option or SAR must not be less than the fair market value of a share of Stock on its grant date. No incentive stock options granted to a Ten Percent Owner Participant may have an exercise price per share less than one hundred ten percent (110%) of the fair market value of a share of Stock on the grant date. An option or SAR may be granted with an exercise price lower than the minimum exercise price if such option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Sections 424 and 409A of the Code.

Payment of the exercise price for the number of shares of Stock being purchased pursuant to any option or SAR must be made in cash, by check or cash equivalent, or upon approval by the committee in its sole discretion, by any of the following: (i) tender to the Company, or attestation to the ownership, of shares of Stock owned by the participant having a fair market value not less than the exercise price (to the extent such tender or attestation does not constitute a violation of the provisions of any law, regulation, or agreement restricting the redemption of the Stock); (ii) causing the Company to withhold from the shares of Stock issuable upon the exercise of the option the number of whole shares of Stock having a fair market value, as determined by the Company, not less than the exercise price (a “Cashless Exercise”); (iii) such other consideration as approved by the committee and as permitted by law; or (iv) any combination of cash or any of the foregoing or any combination of (i–iii) above.

An employee will not recognize any income for federal income tax purposes at the time an incentive stock option is granted, or on the qualified exercise of an incentive stock option, but instead will recognize capital gain or loss upon the subsequent sale of shares acquired in a qualified exercise. The exercise of an incentive stock option is qualified if an optionee does not dispose of the shares acquired by such exercise within two (2) years after the incentive stock option grant date and one (1) year after the exercise date. The Company is not entitled to a tax deduction as a result of the grant or qualified exercise of an incentive stock option. If the exercise of an incentive stock option is not qualified, it has the same tax treatment as a nonstatutory stock option.

A participant will not recognize any income for federal income tax purposes, nor will the Company be entitled to a deduction, at the time a nonstatutory stock option is granted. However, when a nonstatutory stock option is exercised, the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares received and the exercise price of the nonstatutory stock option, and generally the Company will generally recognize a tax deduction in the same amount at the same time.

Restricted Stock. Restricted stock may be awarded with such transfer restrictions and substantial risk of forfeiture provisions as the committee may designate and specified in the participant’s award agreement. Unless otherwise specified in the award agreement, each restricted stock award constitutes an immediate transfer of the record and beneficial ownership of the shares of restricted stock to the participant in consideration of the performance of services as an employee, consultant, or director, as applicable, entitling such participant to all voting and other ownership rights in such shares of Stock. As specified in the award agreement, the committee may limit the participant’s dividend and voting rights.

A participant will not recognize taxable income upon the grant of an award of restricted stock (nor will the Company be entitled to a deduction) unless the participant makes an election under Section 83(b) of the Code. If the participant makes a Section 83(b) election within thirty (30) days of the date the restricted stock is granted, then the participant will recognize ordinary income, for the year in which the award is granted, in an amount equal to the excess of the fair market value of the shares of Stock at the time the award is granted over the purchase price, if any, paid by the participant for the shares of Stock. If such election is made and the participant subsequently forfeits some or all of the shares, then the participant generally will not be entitled to any refund of taxes paid as a result of the Section 83(b) election, and may take a loss only with respect to the amount actually paid for the shares. If a Section 83(b) election is not made, then the participant will recognize ordinary income at the time that the forfeiture provisions or restrictions on transfer lapse in an amount equal to the excess of the fair market value of the shares of Stock at the time of such lapse over the original price paid for the shares of Stock, if any. The participant will have a tax basis in the shares of Stock acquired equal to the sum of the price paid, if any, and the amount of ordinary income recognized at the time the Section 83(b) election is made or at the time the forfeiture provisions or transfer restriction lapse, as is applicable.

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Upon the disposition of shares of Stock acquired pursuant to an award of restricted shares, the participant will recognize a capital gain or loss in an amount equal to the difference between the sale price of the shares of Stock and the participant’s tax basis in the shares of Stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one (1) year. For this purpose, the holding period will begin after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) election is not made, or on the date after the award is granted if the Section 83(b) election is made.

The Company will generally be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income on the restricted stock, whether by vesting or a Section 83(b) election, in the same amount as the ordinary income recognized by the participant.

Other Stock-Based and Performance Awards. Other stock-based awards may be awarded by the committee to selected participants that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, shares of Stock, as deemed by the committee to be consistent with the purposes of the 2015 Incentive Plan and the goals of the Company. Other stock-based awards may be payable in Stock, cash or a combination thereof as specified in the award. Performance awards may be granted by the committee in its sole discretion awarding cash or Stock (including restricted stock) or a combination thereof based upon the achievement of goals as determined by the committee. Types of other stock-based awards or performance awards include, without limitation, purchase rights, phantom stock, stock appreciation rights, restricted units, performance units, restricted stock or stock subject to performance goals, shares of Stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into shares of Stock, awards valued by reference to the value of the Stock of or the performance of the Company or a specified subsidiary, affiliate division or department, awards based upon performance goals established by the committee and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any subsidiary. Except with respect to dividends on restricted stock, the participant shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Stock covered by the award unless (and to the extent) otherwise as determined by the committee and set forth in a separate award agreement. In addition, with respect to any performance award, whether or not intended to meet the performance-based exception under Code Section 162(m), any dividends or dividend equivalents granted with respect to such award, including a restricted stock award, shall be subject to achieving the same performance goals as the underlying performance award. However, a dividend or dividend equivalent award may not be granted with respect to an option or SAR. To the extent that the Company is a publicly held corporation and a stock-based award, including a SAR, is intended to qualify for the performance-based exception in Code Section 162(m) or to the extent it is intended to be exempt from Section 409A of the Code, the exercise price per share of Stock may not be less than one hundred percent (100%) of fair market value of a share of Stock on the date of the grant of the stock appreciation right.

For performance awards, including awards intended to meet the performance-based exception under Code Section 162(m), the performance period shall be determined by the committee and set out in the award agreement. The committee will establish the number of other stock-based awards or performance awards and their contingent values, which values may vary depending on the degree to which such objectives are met. The committee may establish performance goals applicable to other stock-based awards or performance awards, including awards intended to meet the performance-based exception under Code Section 162(m), based upon criteria in one or more of the following categories: (i) performance of the Company as a whole or a Company affiliate, (ii) performance of a segment of the Company’s or its affiliate’s business or business unit or division, and (iii) individual performance. Performance criteria for the Company will relate to the achievement of predetermined financial, operational, or strategic objectives for the Company and/or its affiliate. Performance criteria for a segment of the Company’s business or business unit or division will relate to the achievement of financial, operational, or strategic objectives of the segment for which the participant is accountable. The performance criteria described below may be used on an absolute or relative basis to measure the performance of the Company and/or a Company affiliate as a whole or any business unit, division or segment of the Company and/or an affiliate or any combination thereof as determined by the committee or as compared to the performance of a group of comparable companies or published or special index or as compared to various stock market indices as the committee may determine appropriate in its sole discretion. Performance criteria shall include any of the following (alone or in any combination): pre-tax or after tax profit levels, earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, gross profit or gross profit growth, net operating profits before or after tax, and net income; share price, including, without limitation, growth measures and total stockholder return; return on assets, equity, capital or investment; return on capital; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; stock price performance, sales, costs, gross revenue, net revenue or revenue growth, margins, production volumes or reserves added (and any of the foregoing as compared to a peer group as established by the committee in its discretion); improvement in capital structure, levels of operating efficiency or expense, maintenance expense, productivity ratios, economic value or other added value, working capital targets, enterprise value, safety records; completion of acquisitions or business expansion or measures of customer satisfaction and customer service as determined from time to time including the relative improvement therein. Individual performance criteria shall relate to a participant’s overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The

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performance goals may differ among participants and shall be established in accordance with Code Section 162(m). To the extent permitted under Code Section 162(m) with respect to awards intended to meet the performance-based exception under Code Section 162(m), the committee is authorized at any time during the first ninety (90) days of a performance period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the awards granted to any participant for the performance period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a performance goal for such performance period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of participants based on the following events: asset write-downs; litigation or claim judgments or settlements; the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; any reorganization and restructuring programs; extraordinary, unusual or infrequently occurring items as described in Accounting Principles Board Opinion No. 30 (or any successor or pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; acquisitions or divestitures; any other specific unusual or nonrecurring events, or objectively determinable category thereof; and a change in the Company’s fiscal year. The committee may also specify the application of any of the foregoing in the award if necessary to comply with Code Section 162(m).

Generally, except as otherwise provided for the types of awards described above, a participant will not recognize taxable income upon the grant of other stock-based awards or performance awards. Generally, upon the payment of other stock-based awards or performance awards, a participant will recognize compensation taxable as ordinary income, and the Company will be entitled to a corresponding tax deduction in the same amount and at the same time. However, if any such shares or payments are subject to substantial restrictions, such as a requirement of continued employment or the attainment of certain performance objectives, the participant will not recognize income and the Company will not be entitled to a deduction until the restrictions lapse, unless the participant elects otherwise by filing a Section 83(b) election as described above, if applicable. The amount of a participant’s ordinary income and the Company’s deduction will generally be equal to the fair market value of the shares at the time the restrictions lapse.

Other Tax Considerations. Upon accelerated exercisability of options and accelerated lapsing of restrictions upon restricted stock or other awards in connection with a “change in control,” certain amounts associated with such awards could, depending upon the individual circumstances of the participant, constitute “excess parachute payments” under the golden parachute provisions of Section 280G of the Code. Whether amounts constitute “excess parachute payments” depends upon, among other things, the value of the accelerated awards and the past compensation of the participant. No awards will be granted under the 2015 Incentive Plan which provide for a “parachute tax gross up” payment.

Section 409A of the Code generally provides that any deferred compensation arrangement which does not meet specific written requirements regarding (i) timing and form of payouts, (ii) advance election of deferrals, and (iii) restrictions on acceleration of payouts results in immediate taxation of any amounts deferred to the extent not subject to a substantial risk of forfeiture. In addition, tax on the amounts included in income are also subject to a twenty (20%) excise tax and interest. In general, to avoid a violation of Section 409A of the Code, amounts deferred may only be paid out on separation from service, disability, death, a specified time, a change in control (as defined by the Treasury Department), or an unforeseen emergency. Furthermore, the election to defer generally must be made in the calendar year prior to performance of services, and any provision for accelerated payout other than for reasons specified by the Treasury may cause the amounts deferred to be subject to early taxation and to the imposition of the excise tax. Section 409A of the Code is broadly applicable to any form of deferred compensation other than tax-qualified retirement plans and bona fide vacation, sick leave, compensatory time, certain disability pay or death benefits, and may be applicable to certain awards under the 2015 Incentive Plan. Awards under the 2015 Incentive Plan that are subject to Section 409A of the Code are intended to satisfy the requirements of Section 409A of the Code, as specified in an award agreement.

Generally, taxable compensation earned by “covered employees” (as defined in Section 162(m) of the Code) that are granted and administered by the compensation committee for options, stock appreciation rights, or certain other applicable awards is intended to constitute qualified performance-based compensation. The Company should, therefore, be entitled to a tax deduction for compensation paid in the same amount as the ordinary income recognized by the covered employees without any reduction under the limitations of Section 162(m) on deductible compensation paid to such employees. However, the committee may determine, within its sole discretion, to grant awards to such covered employees that do not qualify as performance-based compensation. Under Section 162(m), the Company is denied a deduction for annual compensation paid to such employees in excess of $1,000,000.

THE FOREGOING IS A SUMMARY OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES THAT GENERALLY WILL ARISE UNDER THE CODE WITH RESPECT TO AWARDS GRANTED UNDER THE 2015 INCENTIVE PLAN AND DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF ALL RELEVANT PROVISIONS OF THE CODE. MOREOVER, THIS SUMMARY IS BASED UPON CURRENT FEDERAL INCOME TAX LAWS UNDER THE CODE, WHICH ARE SUBJECT TO CHANGE. THE TREATMENT OF FOREIGN, STATE, LOCAL OR ESTATE TAXES IS NOT ADDRESSED. THE TAX CONSEQUENCES OF THE AWARDS ARE COMPLEX AND DEPENDENT UPON EACH INDIVIDUAL’S PERSONAL TAX SITUATION. ALL PARTICIPANTS ARE ADVISED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR RESPECTING AWARDS.

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Termination of Employment and Change in Control. Subject to earlier termination of the option or award as otherwise provided in the 2015 Incentive Plan and unless otherwise provided by the committee in the applicable award agreement, generally if the participant’s employment or other service with the Company and its affiliates is terminated other than due to his death or termination for cause, any unvested award or option will be forfeited by the participant on the date on which the participant’s service is terminated, and any vested option may be exercised by the participant at any time prior to the expiration of six (6) months after the date on which the participant’s service terminated, but in any event no later than ten (10) years from the date of grant, as set forth in the award agreement evidencing such option or SAR except as otherwise provided in the 2015 Incentive Plan (the “option expiration date”). If the participant’s termination is due to death, the unvested portion of any award will be forfeited and terminated and the vested portion of an option may be exercised for a period of one (1) year after termination due to death, but in any event no later than the option expiration date. Upon a change in control, the vesting of awards shall not be accelerated, and such awards shall not become fully exercisable, except upon the occurrence of a subsequent trigger event following such change in control as specified in the award agreement. On a termination for cause, all outstanding awards, whether or not vested, expire immediately upon such termination.

If the Company undergoes a “change in control” (as defined in the Plan), the committee, in its sole discretion, has the power and right to, subject to terms in the award agreement and according to the terms of the 2015 Incentive Plan, (i) cancel each outstanding award, effective immediately prior to the occurrence of the change in control, and pay the participant as specified in the 2015 Incentive Plan with respect to options that have an exercise price less than the consideration to be received immediately prior to the change in control, (ii) provide for the exchange or substitution of each award outstanding immediately prior to such change in control and make an equitable adjustment as determined by the Board, or (iii) provide for assumption of the 2015 Incentive Plan and outstanding awards by the surviving entity or its parent.

Awards Nontransferable. No award may be assigned or otherwise transferred by a participant, other than by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, and only if specified in the award agreement; provided, however, that an incentive stock option may only be assigned or transferred by will or by the laws of descent and distribution. An award may be exercised during the participant’s lifetime only by the participant or the participant’s legal guardian. However, in the discretion of the Board, the award agreement for a nonstatutory stock option may provide that the nonstatutory stock option is transferable to immediate family. The 2015 Incentive Plan contains provisions permitting such a transfer of a nonstatutory stock option if approved by the Board and included in the award agreement.

Amendment and Termination. The committee may amend or terminate the 2015 Incentive Plan at any time, subject to all necessary regulatory and stockholder approvals. No grant is allowed after the tenth (10th) anniversary of the effective date. Subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company’s stockholders within the time required, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the 2015 Incentive Plan (except by operation of the provisions of Sections 4.1 and 4.2 and Section 25 of the plan), (b) no change in the class of persons eligible to receive awards or purchase of Stock under the 2015 Incentive Plan or to extend the term of the 2015 Incentive Plan, (c) no repricing of an option (except by operation of Sections 4.1, 4.2 or 25 of the plan) and (d) no other amendment of the 2015 Incentive Plan that would require the approval of the Company’s stockholders under any applicable law, regulation or rule or the stock exchange or market system on which the Stock is traded. No termination or amendment of the 2015 Incentive Plan will affect any then outstanding award unless expressly provided by the committee or otherwise provided in the 2015 Incentive Plan. In any event, no termination or amendment of the 2015 Incentive Plan may materially adversely affect any then outstanding award without the consent of the participant, unless such termination or amendment is required to enable an award designated as an incentive stock option to qualify as an incentive stock option or is necessary to comply with any applicable law, regulation, or rule, including Code Section 409A or as otherwise permitted under the 2015 Incentive Plan, including upon a change in control.

Plan Benefits

The grant of awards under the 2015 Incentive Plan to employees, consultants and non-employee directors, including the executive officers, is subject to the discretion of the committee. Accordingly, future awards to employees, consultants and non-employee directors are not determinable as of the date of this Proxy Statement. There have been no grants of incentive awards under the 2015 Incentive Plan as of the date of this Proxy Statement. Stockholder approval of the 2015 Incentive Plan is required for the 2015 Incentive Plan to become effective.

Vote Required

The approval of the 2015 Incentive Plan requires the affirmative vote of the holders of a majority of the shares represented at the Annual Meeting, in person or by proxy, and entitled to vote. For the approval of the 2015 Incentive Plan, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the approval of this proposal.

Board Recommendation

The Board recommends a vote “FOR” the 2015 Incentive Plan.

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Proposal 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR ENDING JUNE 30, 2016

General

In January 2013, UHY LLP, a U.S. based accounting firm (“UHY”), became our independent registered public accountants. The Audit Committee, in its capacity as a committee of the Board, selected UHY to audit our financial statements for the fiscal year ending June 30, 2015. On December 1, 2014, UHY informed us that effective on that date, its Texas practice had been acquired by BDO USA, LLP (“BDO”). As a result of this transaction, UHY resigned as our independent registered public accounting firm for the fiscal year ending June 30, 2015. Effective December 4, 2014, we engaged BDO as our independent registered public accounting firm for our fiscal year ended June 30, 2015. The decision to engage BDO as our independent registered public accounting firm was approved by Audit Committee. The Audit Committee, in its capacity as a committee of the Board, has appointed UHY to audit our financial statements for the fiscal year ending June 30, 2016.

Representatives of BDO plan to attend the Annual Meeting and will be available to answer appropriate questions from stockholders. These representatives will be able to make a statement at the Annual Meeting if they wish, although we do not expect them to do so.

Stockholder ratification of the appointment of BDO is not required by the rules of The NASDAQ Stock Market or the SEC or by our Bylaws. However, our Board is submitting the appointment of BDO to you for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, the Audit Committee will review its future selection of our independent registered public accountants. Even if the appointment of BDO is ratified, the Audit Committee may change to different independent registered public accountants if it determines a change may be in the best interest of us and our stockholders.

Change in Accountants

As noted above, the Audit Committee selected UHY to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2015. On December 1, 2014, UHY informed the Company that effective on that date, its Texas practice had been acquired by BDO USA, LLP (“BDO”). As a result of this transaction, UHY resigned as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015.

Effective December 4, 2014, we engaged BDO as our independent registered public accounting firm for our fiscal year ended June 30, 2015. The decision to engage BDO as our independent registered public accounting firm was approved by Audit Committee.

UHY’s audit reports on our consolidated financial statements as of June 30, 2014 and 2013 and for each of the years in the two year period ended June 30, 2014 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended June 30, 2014 and 2013 and the subsequent interim period through December 1, 2014, there were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of UHY, would have caused UHY to make reference to the subject matter of the disagreement(s) in connection with its reports.

During the years ended June 30, 2014 and 2013 and the subsequent interim period through December 1, 2014, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

UHY was provided a copy of the above disclosures and furnished us with a letter addressed to the SEC stating whether it agrees with the above statements.

During the fiscal years ended June 30, 2014 and 2013 and the subsequent interim period prior to the engagement of BDO, we did not consult with BDO regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our consolidated financial statements and neither a written report was provided to us or oral advice was provided that BDO concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement as defined in (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions to Item 304 of Regulation S-K or a reportable event as that term is defined in (a)(1)(v) of Item 304 of Regulation S-K.

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Vote Required

The ratification of BDO as our independent registered public accountants for the fiscal year ending June 30, 2016 requires the affirmative vote of the holders of a majority of the shares represented at the Annual Meeting, in person or by proxy, and entitled to vote. For the ratification of our independent registered public accountants, you may vote ‘‘FOR’’ or ‘‘AGAINST’’ or ‘‘ABSTAIN’’ from voting. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the approval of this proposal.

Board Recommendation

The Board recommends a vote “FOR” the ratification of BDO USA LLP as our independent registered public accountants for the fiscal year ending June 30, 2016.

Report of the Audit Committee

The Audit Committee assists the Board in overseeing (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) the qualifications and independence of the independent registered public accountants and (iv) the performance of our internal auditors (or other personnel responsible for the internal audit function) and independent registered public accountants. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the independent registered public accountants and our financial management. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accountants for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us. The independent registered public accountants report directly to the Audit Committee.

Management is responsible for the preparation, presentation, and integrity of our consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. Management is also responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of our system of internal control over financial reporting. Our independent registered public accountants are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes and the engagement, independence and performance of our independent registered public accountants. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accountants.

The Audit Committee met with our independent registered public accountants and discussed the overall scope and plans for their audit. The Audit Committee also discussed with the independent registered public accountants matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of our consolidated financial statements and the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

UHY also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and the Audit Committee discussed its independence with the independent registered public accountants. When considering UHY’s independence, the Audit Committee considered the non-audit services provided to us by the independent registered public accountants and concluded that such services are compatible with maintaining the independence of the independent registered public accountants.

The Audit Committee reviewed and discussed our audited consolidated financial statements for the fiscal year ended June 30, 2014 with management and UHY. Based on the Audit Committee’s review of the audited consolidated financial statements and the meetings and discussions with management and the independent registered public accountants and subject to the limitations on the Audit Committee’s role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2015 filed with the SEC.

Denis Slavich
Harry Rubin
Xu, Ziwang Charles M. Brown

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INFORMATION REGARDING THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTANT’S FEES, SERVICES AND INDEPENDENCE

Independent Registered Public Accountant Fees

In the years ended June 30, 2015 and June 30, 2014, BDO and our prior audit firms, UHY, PricewaterhouseCoopers LLP (“PwC”) and KPMG LLP, provided services in the following categories and amounts:

	June 30, 2015		June 30, 2014
Audit Fees	$222,131		$305,557
Audit-Related Fees	89,611	(1)	45,777	(2)
Tax Fees	-		-
All Other Fees	-		-
Total	$311,742	(3)	$351,334	(4)

(1)	The Audit Committee pre-approved 100% of the services rendered in connection with the Audit-Related Fees for the fiscal year ended June 30, 2015.
(2)	The Audit Committee pre-approved 100% of the services rendered in connection with the Audit-Related Fees for the fiscal year ended June 30, 2014.
(3)	Includes $89,611 of audit fees rendered by UHY for the year ended June 30, 2015.

(4)	Includes $305,557 of audit fees rendered by UHY, $40,000 of audit fees for services rendered by PwC, and $5,777 of audit related fees rendered by KPMG LLP for the year ended June 30, 2014.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accountants

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accountants. These services may include audit services, audit-related services, tax services and other services subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. Alternatively, the engagement of the independent registered public accountants may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided that the policies and procedures are detailed as to the particular services and the Audit Committee is informed of each service. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

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EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table provides information concerning compensation paid or accrued during the fiscal years ended June 30, 2015, 2014 and 2013 to our principal executive officer and our principal financial officer, as well as our former chief operating officer, to whom we sometimes refer together as our “named executive officers.”

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Robert Rigdon President and CEO	2015 2014 2013	$274,500 $240,000 $270,000	$120,000 $60,000 $60,000	$— $— $—	$221,460 $— $210,000	$— $— $—	$— $— $—	$615,960 $300,000 $540,000

Charles Costenbader Chief Operating Officer (2)	2015 2014 2013	$307,628 $166,667 $—	$— $40,000 $—	$— $— $—	$— $203,104 $—	$— $— $—	$— $— $—	$307,628 $409,771 $—

Roger Ondreko Chief Accounting Officer, Controller and Secretary (3)	2015 2014 2013	$291,667 $26,042 $—	$— $— $—	$— $— $—	$— $206,416 $—	$— $— $—	$— $— $—	$291,667 $232,458 $—

____________________

(1)	The amounts in the “Option Awards” column reflect the aggregate grant date fair value of awards pursuant to our 2005 Plan, for the fiscal years ended June 30, 2013, 2014 and 2015, in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in “Note 11—Stock-Based Compensation” to our audited financial statements for the fiscal year ended June 30, 2015 included in our Annual Report on Form 10-K for the year ended June 30, 2015. However, as required, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.
(2)	Mr. Costenbader was released without cause by us from his role as Chief Operating Officer effective June 30, 2015.
(3)	Effective May 26, 2014, Roger Ondreko was hired as our Chief Accounting Officer, Controller and Secretary and became our principal accounting officer. Mr. Ondreko became our Chief Financial Officer effective August 22, 2014, and remains our principal accounting officer.

Compensation Summary

Compensation Philosophy and Objectives

Our philosophy in establishing executive compensation policies and practices is to align each element of compensation with our short-term and long-term strategic objectives, while providing competitive compensation that enables us to attract and retain top-quality executive talent.

The primary objectives of our compensation policies and practices for our named executive officers for the fiscal years ended June 30, 2015 and June 30, 2016 are to:

•	Attract, retain, motivate and reward highly qualified and competent executives who have extensive industry experience through a mix of base salary, cash incentives and long-term equity incentives that recognize individual and company performance; and

•	Provide incentives to increase and maximize stockholder value by emphasizing equity-based compensation to more closely align the interests of executives with those of our stockholders.

We have adopted this philosophy because we believe that it is critical to our continued success and the achievement of our short-term and long-term goals and objectives as a company for our stockholders.

Administration

Our executive compensation program is administered by the Compensation Committee in accordance with its charter and other corporate governance requirements of the SEC and The NASDAQ Stock Market.

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The Compensation Committee has in the past engaged, and may in the future engage, compensation consultants familiar with our industry to advise the Compensation Committee regarding certain compensation issues. The assignments of the consultants are determined by the Compensation Committee, although management may have input into these assignments. In August 2015, the Compensation Committee retained Meridian Compensation Partners LLC as its independent compensation consultant to assist and advise the Compensation Committee with respect to determinations of future director compensation. The firm was selected by the Committee based on its reputation and expertise. In connection with the appointment of MCP as the Compensation Committee’s compensation consultant, the Compensation Committee determined that MCP was independent based on criteria prescribed by the NASDAQ Listing Rules. MCP reports directly to, and takes its direction from, the Compensation Committee. However, the Compensation Committee does not specifically direct MCP on how to perform its scope of services. MCP assisted the Compensation Committee by providing updates on relevant trends and developments in director compensation; assessing the company’s peer group and the competitiveness of pay levels and practices for directors; and reviewing the compensation of non-employee directors.

The Compensation Committee determines the total compensation (including the nature and amount of each element of the compensation) of Mr. Rigdon, as our President and Chief Executive Officer. Mr. Rigdon plays a key role in determining executive compensation for the other officers. Mr. Rigdon attends the meetings of the Compensation Committee regarding executive compensation and discusses his recommendations with the Compensation Committee, including his evaluation of the performance of the other named executive officers in arriving at his recommendations, which are based on his direct evaluation of such executives, after receiving input from the peers of such executives and others, if necessary. These recommendations are considered by the Compensation Committee, along with other relevant data, in determining the total compensation program for such executives.

Compensation Program

Based on and consistent with the philosophy and objectives stated above, our current executive compensation program and its historical programs and practices consist of the following elements:

•	Base salary;
•	Cash incentive awards;
•	Long-term equity incentive awards;
•	Post-employment benefits; and
•	Benefits and perquisites.

We have chosen these elements to remain competitive in attracting and retaining executive talent and to provide strong incentives for consistent high performance with current and potential financial rewards. The compensation packages of the named executive officers are intended to be evenly balanced among the various elements. The goal of this policy was and continues to be to attract and retain the executives to ensure our long term success. We also provide employee benefits such as health, dental and life insurance at no cost to the named executive officers pursuant to plans that are generally available to our employees. We think our mix of compensation instills in our executives the importance of achieving our short-term and long-term business goals and objectives and thereby increasing stockholder value.

Consistent with our total executive compensation philosophy set forth above, in setting executive compensation the Compensation Committee considers the total compensation payable to a named executive officer and each form of compensation. The Compensation Committee seeks to achieve a balance between immediate cash rewards for the achievement of company-wide objectives and individual objectives, and long-term incentives that vest over time and that are designed to align the interests of our named executive officers with those of our stockholders.

Additional details regarding each element of our executive compensation program are as follows:

Base Salaries. The base salary range for the named executive officers was established by the Compensation Committee. Base salary is viewed as a less significant element of compensation than long-term equity, so the levels are less than those of peer companies. The Compensation Committee approves all increases in base salary for our named executive officers in advance. The Compensation Committee reviews salaries of executive officers at periodic intervals and awards increases, if appropriate. In assessing the amount and timing of salary adjustments, if any, the Compensation Committee considers changes in functions and responsibilities, if any, competitive salaries and peer comparisons, and relative employment positions. The Compensation Committee may also consider elements of individual performance in future salary adjustments, but to this point, has not done so. Base salaries for all named executive officers for the fiscal years ended June 30, 2013, 2014 and 2015, as applicable, are shown in the “Salary” column of the Summary Compensation Table below.

Cash Incentive Compensation. The named executive officers are each eligible for consideration for cash incentive compensation awards under the terms of their employment agreements as described under “—Employment Agreements” below, within the discretion of the Compensation Committee, which is common among the peer group noted above. The awards are intended to link cash incentive compensation to achievement of our short-term business objectives and stockholders’ interests as a whole and would be based on objective performance measures, thresholds and goals. In an effort to conserve our cash resources, during fiscal 2014 and fiscal 2015, no thresholds or goals were established and no performance-based incentive bonuses were paid to the named executive officers, other than a $40,000 bonus paid to Charles Costenbader in August 2014 for services performed during the year ended June 30, 2014.

Long-Term Equity Incentive Compensation. The Compensation Committee provides stock or equity incentives and rewards to executive officers in order to link the executive’s long term interests to those of our stockholders and to encourage stock ownership by executives as a means of aligning the executives’ long term interests with those of our stockholders. The analysis of awards by the Compensation Committee is based upon an overall review of the performance of us and our management and the Compensation Committee’s assessment of the appropriate level of long-term equity incentive compensation. The Compensation Committee does not follow a specific process or necessarily consider objective or the same factors when making its overall review of our performance.

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The 2005 Plan is maintained with the objectives of (i) attracting and retaining selected key employees, consultants and outside directors; (ii) encouraging their commitment; (iii) motivating superior performance; (iv) facilitating attainment of ownership interests in us; (v) aligning personal interests with those of our stockholders; and (vi) enabling grantees to share in our long-term growth and success.

The Compensation Committee exercises its discretion in determining the mix between and among awards of incentive stock options, non-qualified stock options and restricted stock. To date, the only incentive awards granted to the named executive officers by the Compensation Committee have been stock options. The exercise price of stock options is based on the fair market value of a share of our common stock on the date of grant, which, under the 2005 Plan, is the closing sales price on that date of a share of our common stock as reported on The NASDAQ Stock Market.

Currently, stock options granted under the 2005 Plan vest ratably on the first, second, third and fourth anniversaries of the grant date so that the options are fully vested after four years, except that in limited circumstances, we have granted stock options vesting in four quarterly installments over twelve months to our directors and granted stock options with modified vesting to executive officers who elected to exchange base salary for incentive compensation. Stock option grants are available for exercise for ten years from the date of grant. Since stock options are priced at fair market value on the date of grant, the options will only have value to the grantee if the market price of our common stock increases after the grant of the option.

Post-Employment Benefits. We have entered into employment agreements with our executive officers which provide for the payment of severance and other post-termination benefits depending on the nature of the termination, including, in some cases, severance payments in the event of a termination following a “change in control.” The Compensation Committee believes that the terms and conditions of these agreements are reasonable and assist us in retaining the executive talent needed to achieve our objectives. In particular, the agreements, in the event of a “change in control,” help executives focus their attention on the performance of their duties in the best interests of the stockholders without being concerned about the consequences to them of a change in control and help promote continuity of senior management. Information regarding the specific payments that are applicable to each termination event, as well as the effect on unvested equity awards, is provided under the heading “—Potential Payments Upon Termination or Change of Control” below.

Benefits and Executive Perquisites. As our executives and employees, the named executive officers are eligible to participate in the health, dental, short-term disability and long-term disability insurance plans and programs provided to all company employees. Named executive officers are also eligible to participate in our 401(k) plan, which is generally available to all of our employees.

Employment Agreements

On April 8, 2011, we entered into an Amended and Restated Employment Agreement with Mr. Rigdon, which replaced his employment agreement dated March 14, 2008, as amended on March 31, 2009. The employment agreement has a term of three years, with automatic renewal for successive one year periods unless either we or Mr. Rigdon elects not to renew. He is entitled to receive an annual base salary of up to $300,000 and a bonus of $120,000 payable in two equal installments within 10 days of January 1 and July 1 of a given year. He may also receive an outperformance bonus annually as may be awarded in the sole discretion of the Compensation Committee. Mr. Rigdon’s salary is subject to increase in the discretion of the Board. In connection with the execution of the employment agreement, Mr. Rigdon also received a grant of options to acquire 400,000 shares of our common stock vesting in four equal annual installments with the first vesting occurring on the date of the employment agreement. The employment agreement prohibits Mr. Rigdon from competing with us during his employment and for a period of twelve months thereafter and is also prohibited from soliciting our employees for a period of twelve months after the termination of the employment agreement. Mr. Rigdon is also subject to confidentiality and non-disparagement obligations for a period of five years after cessation of his employment with us. On February 27, 2013, we and Mr. Rigdon entered into a letter agreement whereby Mr. Rigdon elected to reduce his total compensation from $420,000 to $210,000, or a reduction of $210,000, for the twelve month period from March 1, 2013 through February 28, 2014. In exchange for such election, he received a grant of a non-qualified stock option exercisable for 246,538 shares of the common stock of the Company which vest in equal monthly installments over twelve months. Effective August 22, 2014, we and Mr. Rigdon entered into a letter agreement whereby Mr. Rigdon is entitled to the following: (i) a one-time cash bonus of $100,000 if we achieve positive EBITDA as of the end of any fiscal quarter; provided, however, in no event will the amount of such bonus exceed 20% of the amount of positive EBITDA in such fiscal quarter (ii) after achievement of the aforementioned bonus and if we achieve positive EBITDA in any subsequent fiscal quarter, a one-time bonus award equal to $100,000 for each such quarter, for up to a maximum of four quarters, or an aggregate of $400,000. Each such bonus shall be granted in the form of a grant of restricted stock and up to $30,000 as a cash bonus; provided, however, in no event will the cash bonus portion exceed 50% of the positive EBITDA for such quarter and (iii) a grant of options to acquire 200,000 shares of our common stock, which option shall vest in eight quarterly installments, with the first installment vesting on the date of grant and the next installment vesting on September 30, 2014 and then vesting quarterly thereafter. The exercise price for this new option grant is $1.28 per share. The number of shares issued pursuant to this restricted stock grant shall be calculated by dividing (x) the dollar amount which represents the percentage of the bonus amount attributed to the restricted stock grant by (y) the volume weighted-average price of our common stock over the thirty business day period commencing on the last day of the fiscal quarter in question. The restricted stock grant shall be 100% vested on the date of grant. The cash portion of the bonus shall be paid in a lump sum on the date of the award of the restricted stock grant. Unvested and unpaid portions of the awards and bonuses described above are subject to forfeiture in the event of a termination by us of Mr. Rigdon for cause or a voluntary termination by Mr. Rigdon without good reason, as such terms are defined in his employment agreement. Payments under the agreement to Mr. Rigdon in connection with his termination or a change of control are described below under “–Potential Payments Upon Termination or Change of Control.”

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Effective May 26, 2014, we entered into an employment letter with Roger Ondreko as our newly hired Chief Accounting Officer, Controller and Secretary. Mr. Ondreko’s employment is terminable by either us or Mr. Ondreko at any time, upon 30 days written notice. Mr. Ondreko is entitled to receive annual base compensation of $250,000. Mr. Ondreko is also eligible for an annual performance bonus as may be awarded in the sole discretion of the Compensation Committee. Mr. Ondreko’s base compensation is subject to increase in the discretion of the Board. The letter prohibits Mr. Ondreko from competing with us during his employment and for a period of twenty four months thereafter and is also prohibited from soliciting our employees for a period of twenty four months after the termination of his employment. Mr. Ondreko is also subject to confidentiality and non-disparagement obligations. Effective August 22, 2014, the Board appointed Mr. Ondreko as our Chief Financial Officer, and in connection therewith, Mr. Ondreko’s salary was increased by $50,000 to $300,000. Payments under the agreement to Mr. Ondreko in connection with his termination or a change of control are described below under “–Potential Payments Upon Termination or Change of Control.”

Effective September 3, 2013, we entered into an employment letter with Charles Costenbader as our Chief Financial Officer. On June 10, 2015 and after mutual agreement, Mr. Costenbader was released by us without cause effective June 30, 2015 pursuant to his employment agreement.  His employment agreement was therefore terminated effective June 10, 2015.

Potential Payments upon Termination or Change of Control

Pursuant to the terms of Mr. Rigdon’s employment agreement, upon a termination without cause (including non-renewal of his employment agreement by us), a voluntary termination for good reason or a termination for any reason (other than by us for cause) within 60 days of a change of control (as defined in his employment agreement), Mr. Rigdon is entitled to receive (i) a severance payment of up to twelve months of base salary (such payments shall cease once he secures new employment), (ii) payment of any bonus earned and not yet paid, and (iii) reimbursement of his COBRA premiums through the earlier of (a) twelve months after termination or (b) until he is eligible to participate in the health insurance plan of another employer. In addition, all unvested options shall automatically vest as of the termination date.

Pursuant to the terms of Mr. Ondreko’s employment, upon (a) a termination without cause (as defined in the letter), (b) a voluntary termination for good reason (as defined in the letter) or (c) a termination for any reason, other than us for cause, within 60 days of a change of control (as defined in the letter), and provided that he executes a release, Mr. Ondreko is entitled to receive (i) a severance payment of up to six months of base salary (such payments shall cease once he secures new employment), (ii) continued health benefits through the earlier of (x) twelve months after his termination or (y) until he is eligible to participate in the health insurance plan of another employer (provided such benefits are substantially similar to what Mr. Ondreko received from us) and (iii) payment of any other salary or bonus that he would have been otherwise entitled to receive under the letter as of the date of the termination. In addition, all unvested options shall automatically vest as of the termination date.

Upon a voluntary termination without good reason, termination for cause, death or disability, Messrs. Rigdon and Ondreko would not be entitled to receive benefits from us except that in the case of the death or disability of any of Messrs. Rigdon and Ondreko, all unvested options shall automatically vest as of the termination date.

As noted above, on June 10, 2015 and after mutual agreement, Charles Costenbader was released by us without cause effective June 30, 2015 pursuant to his employment agreement. As a result, potential payments for him are not shown below.

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The following tables further describe the potential payments upon termination or a change in control for Messrs. Rigdon and Ondreko:

Robert Rigdon

Chief Executive Officer and President

Executive Benefits and Payments Upon Termination (1)	Voluntary Termination ($)	Voluntary Termination for Good Reason ($)	For Cause Termination ($)	Involuntary Not for Cause Termination (2) ($)	Death or Disability ($)	After a Change in Control (3) ($)
Compensation
Severance (4)	-	300,000	-	300,000	-	300,000
Performance bonus (5)	-	120,000	-	120,000	-	-
Stock Options (Unvested and Accelerated) (6)	-	-	-	-	-	-

Benefits and Perquisites
Health and Welfare Benefits Continuation (7)	-	7,609	-	7,609	-	7,609
Tax Gross-up	-	-	-	-	-	-
Total	-	427,609	-	427,609	-	307,609

Roger Ondreko Chief Accounting Officer/ Chief Financial Officer (8)

Executive Benefits and Payments Upon Termination (1)	Voluntary Termination ($)	Voluntary Termination for Good Reason ($)	For Cause Termination ($)	Involuntary Not for Cause Termination (2) ($)	Death or Disability ($)	After a Change in Control (3) ($)
Compensation
Severance (4)	-	150,000	-	150,000	-	-
Annual Cash Incentive (5)	-	-	-	-	-	-
Stock Options (Unvested and Accelerated) (6)	-	-	-	-	-	-
Benefits and Perquisites
Health and Welfare Benefits Continuation (7)	-	-	-	15,054	-	15,054
Tax Gross-up	-	-	-	-	-	-
Total	-	150,000	-	165,054	-	15,054

_____________________
(1)	For purposes of this analysis, we assumed that the effective date of termination is June 30, 2015 and that the executive’s compensation is as follows: Mr. Rigdon’s base salary is equal to $300,000 and his performance bonus is equal to 40% of base salary; and Mr. Ondreko’s base compensation is equal to $300,000. We have also assumed no performance bonus for Mr. Ondreko due to the fact that the payment of such bonus is solely within the discretion of the Compensation Committee and that there were no non-contractual performance bonuses paid during fiscal year 2015.
(2)	Non-renewal of Mr. Rigdon’s agreement by us is considered an involuntary not for cause termination for purposes of his employment agreement.
(3)	“After a Change in Control” means a termination for any reason (other than by us for cause) within 60 days of a change in control.
(4)	Under “Voluntary Termination for Good Reason,” “Involuntary Not for Cause Termination” and “After a Change in Control,” severance under the agreements of Mr. Ondreko is six months of base salary unless sooner hired by another employer, and severance under Mr. Rigdon’s agreement is one year of base salary as in effect at the time of termination unless sooner hired by another employer.
(5)	The bonus amounts included under “Voluntary Termination for Good Reason,” “Involuntary Not for Cause Termination” and “After a Change in Control” are based on the maximum bonus that each executive could receive upon termination under their employment agreement for such reasons. The amounts of performance bonuses payable under the employment agreements are in the discretion of the Board and/or the Compensation Committee.
(6)	Pursuant to the terms of their employment agreements, under “Voluntary Termination for Good Reason,” “Involuntary Not for Cause Termination” or “After a Change in Control”, the vesting of all outstanding stock options will be accelerated and all stock options shall be 100% vested on the date of termination of employment or on the effective date of the “change in control,” as applicable.
(7)	Health and Welfare Benefits Continuation is calculated as 12 months of reimbursement of COBRA premiums under “Involuntary Not for Cause Termination,” “Voluntary Termination for Good Reason” and “After a Change in Control.” Such benefits payable will cease prior to the end of 12 months if the executive is eligible to participate in the health insurance plan of another employer.
(8)	Mr. Ondreko was hired as our Chief Accounting Officer, Controller and Secretary effective May 26, 2014 and became our Chief Financial Officer effective August 22, 2014.

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Outstanding Equity Awards for Year Ended June 30, 2015

The following table shows the number of shares covered by exercisable and unexercisable options held by our named executive officers on June 30, 2015. Each of the awards in the table was made under the 2005 Plan.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)		(g)	(h)	(i)	(j)
Robert Rigdon	43,750	-	-	0.43	02/10/19		-	-	-	-
	43,750	-	-	0.66	03/31/19		-	-	-	-
	37,500	-	-	0.43	02/10/19		-	-	-	-
	100,000	-	-	0.66	03/31/19		-	-	-	-
	200,000	-	-	3.25	04/08/21		-	-	-	-
	246,538	-	-	1.10	02/27/23		-	-	-	-
	125,000	75,000	-	1.28	08/22/24	(1)	-	-	-	-
	49,990	50,010	-	0.76	03/09/25	(2)	-	-	-	-

Charles Costenbader (3)	172,414	-	-	0.75	09/03/23	(4)	-	-	-	-
	200,000	-	-	0.75	09/03/23	(5)	-	-	-	-

Roger Ondreko	50,000	-	-	1.55	05/29/24	(6)	-	-	-	-
	50,000	100,000	-	1.55	05/29/24	(7)	-	-	-	-

____________________

(1)	On August 22, 2014, Mr. Rigdon received an option exercisable for 200,000 shares of common stock at an exercise price of $1.28. The option vests in eight equal installments, with the first installment vesting on the date of grant and the next installment vesting on September 30, 2014 and then vesting quarterly thereafter.
(2)	On March 9, 2015, Mr. Rigdon received an option exercisable for 100,000 shares of common stock at an exercise price of $0.76. The option was issued in lieu of $51,000 of base salary for the period from April 1, 2015 through September 30, 2015 and vests in six equal monthly installments.

(3)	On June 10, 2015 and after mutual agreement, Mr. Costenbader was released by us without cause effective June 30, 2015 pursuant to his employment agreement.

(4)	This options became fully vested as of June 30, 2015 pursuant to the terms of Mr. Costenbader’s separation.
(5)	This options became fully vested as of June 30, 2015 pursuant to the terms of Mr. Costenbader’s separation.
(6)	This option was 100% vested on the date of grant.
(7)	This option vests in three equal installments on each of May 29, 2015, 2016 and 2017.

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Director Compensation

Mr. Rubin and Mr. Slavich received a quarterly cash payment of $1,500 as reimbursement for expenses incurred in connection with their service as independent directors serving on Committees of the Board for the first two quarters of fiscal year 2015, and Mr. Xu received one cash payment of $1,500 for the quarter ended September 30, 2014 as reimbursement for expenses incurred in connection with his service as independent director serving on Committees of the Board. In February 2015, the Board approved compensation for calendar year 2015 for our directors. Non-executive directors who served as chair of a Board committee received an annual grant of stock options with an aggregate value of $112,200 and all other non-executive directors received an annual grant of stock options with an aggregate value of $102,000, in each case based on a fair market valuation and the exercise price in the grant, while non-independent, executive directors received no compensation for their service on the Board. The options vest as to 25% of the shares on each of March 31, June 30, September 30 and December 31 of 2015. The exercise price was determined based on the closing price on the date of the grant. Mr. Lamadrid also has a consulting agreement with us as described below.

The following table summarizes the annual compensation for our non-employee directors during the year ended June 30, 2015.

Name (a)	Fees Earned or Paid in Cash (b)	Stock Awards (1) (2) (c)	Option Awards (1) (3) (d)	Non-Equity Incentive Plan Compensation (e)	Nonqualified Deferred Compensation Earnings (f)	All Other Compensation (g)	Total (h)
Lorenzo Lamadrid	$ —	—	$112,200	—	—	$60,000(4)	$172,200
Denis Slavich	$ 3,000	—	$112,200	—	—	—	$115,200
Harry Rubin	$ 3,000	—	$112,200	—	—	—	$115,200
Xu, Ziwang	$ 1,500	—	$102,000	—	—	—	$103,500
Gao, Feng	$ —	—	$ —	—	—	—	$ —
Yang, Guang	$ —	—	$ —	—	—	—	$ —
Charles Brown	$ —	—	$168,666	—	—	—	$168,666

____________________

(1)	The amounts in the “Stock Awards” and “Option Awards” column reflect the aggregate grant date fair value for the fiscal year ended June 30, 2015, in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in “Note 11—Stock-Based Compensation” to our audited financial statements for the fiscal year ended June 30, 2015 included in our Annual Report on Form 10-K for the year then ended. However, as required, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.
(2)	As of June 30, 2015, Messrs. Lamadrid, Slavich, Rubin, and Xu each had outstanding restricted stock awards for 36,667 shares of common stock.
(3)	As of June 30, 2015, Messrs. Lamadrid, Slavich, Rubin, Xu, Gao, Yang and Brown had outstanding options exercisable for a total of 766,843, 866,843, 841,843, 531,397, 193,157, 193,157 and 176,025 shares of common stock, respectively.
(4)	Represents compensation paid to Mr. Lamadrid pursuant to his consulting agreement as described below.

Charles Brown was appointed to the Board in July 2014 and as a result, received no compensation for his service on the Board during the year ended June 30, 2014. In August 2014, he received an option to acquire 76,025 shares of common stock, which award vests in four quarterly installments beginning on September 30, 2014.

Mr. Lamadrid has a consulting agreement with us for his service as Chairman of our Board. The agreement was initially for a four-year term effective August 1, 2006 and was extended for an additional three years in August 2010. In April 2014, the agreement was extended through December 2014 and then to be automatically renewed for successive one year terms on each anniversary unless written notice of non-renewal is delivered by us at least 30 days before the end of the term. Mr. Lamadrid receives an annual consulting fee of $60,000 and reimbursement for reasonable expenses incurred in the performance of his services.

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OTHER INFORMATION

Principal Stockholders

The following table sets forth information with respect to the beneficial ownership of our common stock as of August 31, 2015, by:

•	each person who is known by us to beneficially own 5% or more of the outstanding class of our capital stock;
•	each member of the Board;
•	each of our executive officers; and
•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. To our knowledge, each of the holders of capital stock listed below has sole voting and investment power as to the capital stock owned unless otherwise noted.

Name and Address of Beneficial Owner	Numbers of Shares of Common Stock Beneficially Owned	% of Common Stock Outstanding (1)
Paulson & Co., Inc. (2)
1251 Avenue of the Americas New York City, New York 10020	10,000,000	11.5%
Hongye International Investment Group Co., Ltd. (3)
Haibowan District Wuhai City Inner Mongolia Autonomous Region Area People’s Republic of China	6,175,093	7.1%
Andrew M. Lessman (4)
430 Parkson Road Henderson, Nevada 89015	4,599,699	5.3%
Lorenzo Lamadrid (5)	4,055,310	4.6%
Harry Rubin (6)	1,013,510	1.2%
Denis Slavich (7)	988,510	1.1%
Xu, Ziwang (8)	618,064	*
Gao, Feng (3), (11)	6,368,250	7.3%
Yang, Guang (11)	193,157	*
Robert Rigdon (9)	973,538	1.1%
Charles Costenbader (10)	372,414	*
Charles Brown (12)	226,025	*
Roger Ondreko (13)	100,000	*
Executive Officers and Directors as a group (11 persons)	14,908,778	15.9%

____________________

*	Less than 1%
(1)	Based on 86,830,989 shares outstanding as of August 31, 2015.
(2)	Based on a Schedule 13G filed by Paulson & Co. Inc. on April 24, 2015. Paulson & Co. Inc. (“Paulson”), an investment advisor that is registered under the Investment Advisors Act of 1940, and its affiliates furnish investment advice to and manage onshore and offshore investment funds and separate managed accounts (such investment funds and accounts, the “Funds”). In its role as investment advisor, or manager, Paulson possesses voting and/or investment power over the securities described in the schedule that are owned by the Funds. All securities reported in the schedule are owned by the Funds. Paulson disclaims beneficial ownership of such securities.
(3)	Mr. Gao is the Chairman and President of Hongye and has sole voting and disposition control over these shares.
(4)	Based on a Schedule 13G filed by Mr. Lessman on August 18, 2015. As of the date of such filing, Mr. Lessman may be deemed the beneficial owner of 4,599,659 shares. This amount excludes 1,388,889 shares underlying warrants held by Mr. Lessman, which are subject to a blocker that restricts their exercise to the extent that the acquisition of the underlying shares would result in Mr. Lessman owning more than 4.99% of shares outstanding, unless 61 days advance notice is provided to us.
(5)	Includes 821,843 shares of common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days.
(6)	Includes 896,843 shares of common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days.
(7)	Includes 921,843 shares of common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days.
(8)	Includes 581,397 shares of common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days.
(9)	Includes 921,538 shares of common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days.
(10)	Includes 372,414 shares of common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days. On June 10, 2015 and after mutual agreement, Mr. Costenbader was released by us without cause effective June 30, 2015 pursuant to his employment agreement.
(11)	Includes 193,157 shares of common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days.
(12)	Includes 226,025 shares of common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days. Mr. Brown was appointed to the Board in July 2014.
(13)	Includes 100,000 shares of common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days. Mr. Ondreko was hired as our Chief Accounting Officer in May 2014 and became our Chief Financial Officer effective August 22, 2014.

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Executive Officers and Key Employees

All of our executive officers and key employees are listed in the following table, and certain information concerning these officers and key employees, except for Mr. Rigdon, who is also a member of the Board, follows the table:

Name	Age	Position
Robert Rigdon	56	President, Chief Executive Officer and Director
Roger Ondreko	50	Chief Financial Officer
Francis Lau	68	Senior Vice President and Chief Technology Officer
Dr. John Winter	60	Senior Vice President, Engineering and Project Operations
DeLome Fair	52	President of SES Technologies, LLC

Roger Ondreko. Mr. Ondreko joined us as our Chief Accounting Officer, Controller and Secretary in May 2014 and became our Chief Financial Officer as of August 2014. He is a finance and accounting executive with more than 25 years’ experience in the energy sector. Prior to joining us, he most recently served as Senior Vice President, Head of Midstream Structured Finance, of Macquarie Energy since 2009. During his tenure at Macquarie Energy, Mr. Ondreko was responsible for significant fundraising and structured financial transactions. Previously, he was Vice President, energy finance and accounting, at Constellation Energy Group, and Senior Vice President, accounting and finance, of El Paso Corporation, where he supervised the Transaction Structuring Group. A registered Texas CPA, Mr. Ondreko holds a B.S. in Business Administration & Accounting from Ohio State University.

Francis Lau. Mr. Lau joined us in September 2008 as Senior Vice President and Chief Technology Officer. From January 2006 until joining us, he was Vice President of Gasification at GreatPoint Energy, in Cambridge, Massachusetts in charge of technology development. From 1970 until joining GreatPoint, Mr. Lau was the Executive Director of Gasification and Gas Processing Center at the Gas Technology Institute (“GTI”) in Des Plaines, Illinois. At GTI, he led research, development, demonstration, and deployment programs aimed at clean and efficient conversion of coal, biomass, and other feedstocks to electricity, hydrogen, and clean liquid fuels. Mr. Lau received a B.Sc. degree in Chemical Engineering from the University of Wisconsin, Madison, and M.Sc. in Chemical Engineering from Northwestern University, Evanston, Illinois.

Dr. John Winter. Dr. Winter joined us in November 2010 as Senior Vice President, Engineering and Project Operations. He is responsible for our engineering and equipment sourcing activities and projects in the implementation phase outside of China and he provides worldwide technology development support. Dr. Winter has over 30 years of experience in the petrochemical industry, including more than 15 years of gasification technology research, engineering design, technical services, and gasification plant operations. Dr. Winter has held senior positions at Range Fuels, Evergreen Energy, GE Energy, Texaco/ChevronTexaco, Worldwide Power and Gasification, Allied Plastics and Dow Chemical. Dr. Winter holds a B.S. and M.S. in Chemical Engineering from the University of Alabama and a PhD in Chemical Engineering from the University of Houston.

DeLome Fair. Ms. Fair was appointed President of SES Technologies, LLC, our wholly owned subsidiary that is responsible for all technology-related orders, licensing, proprietary equipment supply and technical services globally, in March 2015. She began her tenure with us in December 2014, serving as Senior Vice President, Gasification Technology, and her 25-year gasification career spans leadership positions with GE Energy and Chevron/Texaco. Prior to joining us, Ms. Fair led GE Energy’s global team of 135 engineers in the U.S., India and China, as General Manager, Gasification & Process Systems Technology. In that post, she was responsible for engineering to GE’s global gasification business, including business development support, execution of customer orders, new product development, services, and project management. Previously, Ms. Fair’s expertise in gasification and IGCC technology led to her appointment as GE’s Chief Consulting Engineer for gasification. Her career has also included serving as Product Line Leader, Licensing Manager, and Technology Manager for gasification in both GE and Chevron/Texaco. Ms. Fair received her M.S. and B.S. in Chemical Engineering from the University of Kansas.

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Securities Authorized For Issuance Under Equity Compensation Plans

The following table sets forth information regarding our existing equity compensation plans as of June 30, 2015.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	9,302,825	(2)	$1.04	52,209	(2)
Equity compensation plans not approved by security holders	4,333,087	(3)	$1.49	-
Total as of June 30, 2015	13,635,912		$1.19	52,209

(1)	Consists of the Plan.

(2)	Of the total 12,000,000 shares under the Plan, options to acquire 9,302,825 shares of common stock were outstanding at June 30, 2015 and 178,442 shares of restricted stock had been granted under the Plan.

(3)	As of June 30, 2015, warrants to acquire up to 4,333,087 shares of our common stock were outstanding to consulting firms (Crystal Vision Energy Limited, Market Development Consulting Group, Inc. and T.R. Winston & Company, LLC).

Certain Relationships and Related Party Transactions

Lorenzo Lamadrid, the Chairman of the Board, has a consulting agreement with us, as disclosed under “Executive and Director Compensation—Director Compensation.”

The Audit Committee is required to approve all related party transactions regardless of the dollar amount. In assessing a related party transaction, the Audit Committee considers such factors as it deems appropriate including, without limitation, (i) the benefits to us of the transaction; (ii) the commercial reasonableness of the terms of the related party transaction; (iii) the materiality of the related party transaction to us; (iv) the extent of the related party’s interest in the related party transaction; and (v) the actual or apparent conflict of interest of the related party participating in the related party transaction.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our equity securities, to file initial reports of ownership and reports of changes in ownership of our common stock with the SEC and to furnish us a copy of each filed report.

To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended June 30, 2015, our officers, directors and greater than 10% beneficial owners timely filed all required Section 16(a) reports.

Stockholder Proposal Information

If you want to present a proposal from the floor at the 2016 Annual Meeting of Stockholders or nominate a person for election to the Board at such meeting, you must give us written notice no later than the close of business on August 22, 2016 and no earlier than the opening of business on July 25, 2016, and follow the procedures outlined in our Bylaws. If the date of the 2016 Annual Meeting of Stockholders is more or less than 45 days from November 20, 2016, the one year anniversary of the Annual Meeting, your notice of a proposal will be timely if we receive it no earlier than the opening of business on the 120th day before the actual date of such meeting and no later than the later of (i) the close of business on the 90th day before the actual date of such meeting and (ii) the close of business on the tenth day following the date on which a written statement setting forth the date of such meeting was mailed to the stockholders or the date on which it is first disclosed to the public. In addition, in the event the number of directors to be elected at the 2016 Annual Meeting of Stockholders is greater than the number of directors whose terms expire at that meeting, and there is no public announcement by us naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on July 25, 2016, a stockholder’s notice shall be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received at our principal executive offices not later than the close of business on the 10th day following the date on which such public announcement was first made by us.

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If we do not receive notice of your proposal within this time frame, our management will use its discretionary authority to vote the shares it represents as the Board may recommend. You may request a copy of the provisions of the Bylaws governing the requirements for notice at the below address.

If instead of presenting your proposal or nominee at the meeting you want your proposal to be considered for inclusion in next year’s proxy statement, you must submit the proposal so that it is received by July 25, 2016 and it must set forth the specific information required by Rule 14a-8 or Rule 14a-18, as applicable, of Regulation 14A of the Exchange Act. If the date of the Annual Meeting of Stockholders for the fiscal year ending June 30, 2016 is more than 30 days from November 30, 2016, the one year anniversary date of the Annual Meeting, a notice will be timely if we receive it a reasonable time before we begin to print and send our proxy materials for such meeting.

In each case, your notice should be sent in writing to Roger Ondreko, our Chief Financial Officer, at Synthesis Energy Systems, Inc., Three Riverway, Suite 300, Houston, Texas 77056.

Other Matters

We have included a copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2015 with this proxy statement, which includes our audited consolidated financial statements for the year then ended. We will bear the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, our officers, directors and regular employees may solicit your proxy by telephone, by facsimile transmission or in person, for which they will not be compensated.

We file annual, quarterly, current and special reports, proxy statements, and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at www.sec.gov and on our website at www.synthesisenergy.com. You may also read and copy any document we file with the SEC at its public reference facilities at 100 F Street, N.E., Washington, D.C. 20549.

You may also request copies of any of our filings by writing or telephoning us at our principal executive office: Roger Ondreko, our Chief Financial Officer, Synthesis Energy Systems, Inc., Three Riverway, Suite 300, Houston, Texas 77056, telephone (713) 579-0600.

By Order of the Board of Directors,

/s/ Robert Rigdon

Robert Rigdon
President and Chief Executive Officer

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APPENDIX A

SYNTHESIS ENERGY SYSTEMS, INC.

2015 long term INCENTIVE PLAN

(Effective September 16, 2015)

SYNTHESIS ENERGY SYSTEMS, INC.
2015 long term INCENTIVE PLAN

SECTION 1

ESTABLISHMENT; PURPOSE AND TERM OF PLAN

1.1	Establishment

The Synthesis Energy Systems, Inc. 2015 Long Term Incentive Plan (the “Plan”) is hereby established and adopted by the Board effective as of September 16, 2015 (the “Effective Date”).

1.2	Purpose

The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Company and by motivating such persons to contribute to the growth and profitability of the Company.

1.3	Term of Plan

The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares of Stock under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Awards shall be granted on or before the date which is ten (10) years from Effective Date. If the Plan is approved by the Company’s Stockholders on or within twelve (12) months of the Effective Date, no future awards will be granted under the Company’s Amended and Restated 2005 Long-Term Incentive Plan, as amended (“2005 Plan”), but all outstanding awards under the 2005 Plan shall continue under the 2005 Plan until they expire according to their terms.

SECTION 2

DEFINITIONS AND CONSTRUCTION

2.1	Definitions

Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)                “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, another Person. The term “control” includes, without limitation, the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. With respect to any Award that is deferred compensation subject to Code Section 409A, for the purposes of applying Code Section 409A to such Award the term Affiliate shall mean all Persons with whom the Participant’s employer would be considered a single employer under Code Section 414(b) or 414(c) as defined and modified in Code Section 409 as determined by the Committee. Notwithstanding the foregoing, with respect to Nonstatutory Stock Options and Stock Appreciation Rights, if necessary for such Awards to be exempt from Code Section 409A, as determined by the Committee, for purposes of grants of such Awards, Affiliate shall only include an entity if the Stock would constitute “service recipient stock” within the meaning of Code Section 409A.

(b)               “Award” means a grant of an Option, Restricted Stock, Other Stock-Based Award, including without limitation, Stock Appreciation Rights, Performance Awards, Dividends, Dividend Equivalents or Director Awards to a Participant under this Plan.

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(c)                “Award Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant and any shares of Stock acquired upon the exercise thereof. The Award Agreement consists of the Award Agreement and the Notice of Grant of an Award incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.

(d)               “Board” means the Board of Directors of the Company.

(e)                “Cashless Exercise” has the meaning set forth in Section 6.3(a) hereto.

(f)                A “Change in Control” means any of the following events occurring with respect to the Company:

(i)                 any “person” (as defined in section 3(a)(9) of the Exchange Act, and as such term is modified in sections 13(d) and 14(d) of the Exchange Act, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities, provided however, that excluded are the following: (1) the Company or any of its subsidiaries, (2) a trustee or any fiduciary holding securities under any Compensation Plan (as defined below), (3) an underwriter temporarily holding securities pursuant to an offering of such securities, (4) a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company (for the purposes of this paragraph, “Compensation Plan” shall mean any compensation arrangement, plan, policy, practice or program established, maintained or sponsored by the Company or any subsidiary of the Company, for its employees generally or any specific group of employees, or to which the Company or any subsidiary of the Company contributes, and which includes, by way of example and not limitation, any incentive plan, bonus plan, 401(k) plan, pension plan, savings plan, equity or cash incentive plan, phantom stock plan, stock appreciation right plan, stock option plan, restricted stock award plan, retirement plan, deferred compensation plan, or supplemental benefit arrangement);

(ii)               during any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this definition whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(iii)             the consummation of a merger or consolidation of the Company with any other corporation or entity, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holder of securities under a Compensation Plan, at least 50% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company’s then outstanding securities;

(iv)             the consummation of a plan of complete liquidation of the Company or a sale or disposition by the Company of all or substantially all of the Company’s assets; or

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(v)               the consummation of an offering to investors where such offering is greater than 50% of the shares of the Stock at the time of such offering; provided, further, any other event determined by the Board in its sole discretion to be a Change in Control.

(g)               “Code” means the Internal Revenue Code of 1986, as amended, and any applicable notices, rulings and regulations promulgated thereunder.

(h)               “Committee” means the Board or, if so appointed by the Board, the compensation committee of the Board or any other committee duly appointed by the Board to administer the Plan, which such committee may be one or more persons; provided however, that during any period the Company is a “Publicly Held Corporation” within the meaning of Code Section 162(m) or applicable securities laws the Committee shall consist of not less than two directors of the Board who fulfill the “outside director” requirements of Code Section 162(m) and who are non-employee directors under the Rule 16b-3.

(i)                 “Company” means Synthesis Energy Systems, Inc., a Delaware corporation, or any successor corporation thereto.

(j)                 “Consultant” means an individual who is a natural person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company or its Affiliates, provided that the identity of such individual, the nature of such services or the entity to which such services are provided are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities or would not preclude the Company from offering or selling securities to such individual pursuant to the Plan in reliance on either the exemption from registration provided under the Securities Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

(k)               “Director” means a member of the Board who is not, at the time of grant of an Award, an Employee of the Company or any Company Affiliate, parent of the Company or a Subsidiary (within the meaning of 16b-3 under the Exchange Act) and who is certified by the Board as an independent director; provided, however, that a person who is a control person or director of an entity that is the beneficial owner of twenty-five percent (25%) or more of outstanding shares of the Company shall not be deemed to be a “non-employee” director.

(l)                 “Disability” is as such term is defined in the Participant’s Award Agreement.

(m)             “Dividends and Dividend Equivalents” means an Award as specified in Section 8.3.

(n)               “Effective Date” has the meaning set forth in Section 1.1 hereto.

(o)               “Employee” means any individual treated as an employee (including a Director who is also treated as an employee) of the Company on the records of the Company or of any of the Company’s Affiliates on the records of such Affiliate and, with respect to any Incentive Stock Option granted to such individual, who is an employee of the Company or a parent or a Subsidiary of the Company for purposes of Sections 422, 424 and 3401(c) of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company, the Board, the Committee or any court of law or governmental agency subsequently makes a contrary determination.

(p)               “Exchange Act” means the Securities Exchange Act of 1934, as amended.

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(q)               “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)                 If, on such date, the Stock is listed or traded on a national or regional securities exchange or market system, constituting the primary market for the Stock, the Fair Market Value of a share of Stock shall be the average of the highest and lowest sales price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) on the determination date (or, if no sales occur on such date, on the last preceding date on which such sales of Stock are so reported) as quoted on such exchange or market system and as reported in The Wall Street Journal, pink sheets or such other source as the Committee deems reliable.

(ii)               If, on such date, the Stock is not listed or traded on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in its discretion using a reasonable method exercised in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and if it is determined by the Committee to be applicable, in any other manner permitted in accordance with Code Section 409A and the notices, rulings and regulations thereunder, or 422(b) and the notices, rulings and regulations thereunder, if applicable.

(r)                 “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(s)                “Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(t)                 “New Shares” has the meaning set forth in Section 4.2 hereto.

(u)               “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an Incentive Stock Option.

(v)               “Notice of Grant of an Award” means the Notice of Grant of an Award executed by the Company and the Participant on the date of the grant of the Award.

(w)             “Officer” means any person designated by the Board as an officer of the Company.

(x)               “Option” means a right to purchase Stock pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(y)               “Option Expiration Date” has the meaning set forth in Section 9.1(a) hereto.

(z)                “Other Stock-Based Awards” means Awards described in Section 8 and shall include, without limitation, Stock Appreciation Rights.

(aa)            “Participant” means a person who has been granted one or more Awards hereunder.

(bb)           “Performance Awards” means Awards described in Section 8.

(cc)            “Permitted Transferee” has the meaning provided such term in Section 13.

(dd)          “Person” means any individual or other natural person, partnership, corporation, limited liability company, group, trust or other legal entity.

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(ee)            “Plan” has the meaning set forth in Section 1.1 hereto.

(ff)             “Publicly Held Corporation” has the meaning of such term in Section 4.2.

(gg)           “Restricted Stock” means an Award granted to a Participant pursuant to Section 7 hereof.

(hh)           “Restriction Period” means the period of time determined by the Committee and set forth in the Award Agreement during which the transfer of Restricted Stock by the Participant is restricted.

(ii)               “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(jj)               “Securities Act” means the Securities Act of 1933, as amended.

(kk)           “Section 409A Plan” has the meaning described in Section 24.

(ll)               “Service” means a Participant’s employment or Service with the Company or any of its Affiliates, whether in the capacity of an Employee, a Director or a Consultant. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Company or Affiliate (or in the case of an Incentive Stock Option the parent or Subsidiary of the Company) or a change in the Company or Affiliate (or in the case of an Incentive Stock Option the parent or Subsidiary of the Company) for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service with the Company or an Affiliate (or in the case of an Incentive Stock Option the parent or Subsidiary of the Company) shall not be deemed to have terminated if the Participant takes any military leave, temporary illness leave, authorized vacation or other bona fide leave of absence; provided, however, that if any such leave exceeds three (3) months, the Participant’s Service shall be deemed to have terminated unless the Participant’s right to return to Service with the Company is provided by either statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or provided by statute or contract, a leave of absence shall not be treated as Service. The Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the company for which the Participant performs Service ceasing to be the Company or an Affiliate (or in the case of an Incentive Stock Option the parent or Subsidiary of the Company). Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination. Notwithstanding the foregoing, with respect to any Award that is subject to 409A, separation from Service shall be determined by the Committee under the applicable rules of Code Section 409A.

(mm)       “Stock” means the common stock of the Company, par value $0.01 per share, as adjusted from time to time in accordance with Section 4.2 hereto.

(nn)           “Stock Appreciation Right” or “SAR” means a stock-based right granted under Section 8.1.

(oo)           “Subsidiary” means any corporation (whether now or hereafter existing) which constitutes a “subsidiary” of the Company, as defined in Section 424(f) of the Code.

(pp)           “Substitute Awards” has the meaning in Section 4.1.

(qq)           “Ten Percent Owner Participant” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or parent or Subsidiary within the meaning of Section 422(b)(6) of the Code.

(rr)              “Term” has the meaning described in Section 15.

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2.2	Construction

Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Words of the masculine gender shall include the feminine and neuter, and vice versa. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise. Section headings as used herein are inserted solely for convenience and reference and do not constitute any part of the interpretation or construction of the Plan.

SECTION 3

ADMINISTRATION

3.1	Administration by the Committee

The Plan shall be administered by the Committee. All questions of interpretation of the Plan, construction of its terms, or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

3.2	Authority of Officers

Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3	Powers of the Committee

In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)                to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock to be subject to each Award;

(b)               to designate Awards as Restricted Stock or Options or Other Stock-Based Awards or Performance Awards or Dividends or Dividend Equivalents, and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c)                to determine the Fair Market Value of shares of Stock or other property;

(d)               to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares of Stock acquired upon the exercise and/or vesting thereof, including, without limitation, (i) the exercise price of the Option or Stock Appreciation Right, (ii) the method of payment for shares of Stock purchased upon the exercise and/or vesting of an Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Award or such shares of Stock, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions, including but not limited to performance goals, of the exercisability of the Award or the vesting of any shares of Stock, (v) the time of the expiration of the Award, (vi) the effect of the Participant’s termination of Service with the Company on any of the foregoing, (vii) the provision for electronic delivery of Awards and/or book entry, and (viii) all other terms, conditions and restrictions applicable to the Award or such shares of Stock not inconsistent with the terms of the Plan;

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(e)                to approve one or more forms of the Award Agreement;

(f)                to amend, modify, extend, cancel, or renew any Award, or to waive any restrictions or conditions applicable to any Award or any shares acquired upon the exercise thereof; provided, however, that no such amendment, modification, extension or cancellation shall materially adversely affect a Participant’s Award without a Participant’s consent;

(g)               to accelerate, continue, extend or defer the exercisability and/or vesting of any Award, including with respect to the period following a Participant’s termination of Service with the Company;

(h)               to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Awards;

(i)                 to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law; and

(j)                 notwithstanding the foregoing, except as provided in Sections 4.1, 4.2 and Section 25, the terms of an outstanding Award may not be amended by the Committee, without approval of the Company’s stockholders, to: (i) reduce the exercise price of an outstanding Option or to reduce the exercise price of an outstanding Stock Appreciation Right, (ii) cancel an outstanding Option or outstanding Stock Appreciation Right in exchange for other Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the cancelled Option or the cancelled Stock Appreciation Right, as applicable, or (iii) cancel an outstanding Option with an exercise price that is greater than the Fair Market Value of a share of Stock on the date of cancellation or cancel an outstanding Stock Appreciation Right with an exercise price that is greater than the Fair Market Value of a share of Stock on the date of cancellation in exchange for cash or another Award. In addition, no Option reloading will be permitted.

3.4	Administration with Respect to Insiders

With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3 and all other applicable laws, including any required blackout periods. At any time the Company is required to comply with Securities Regulation BTR, all transactions under this Plan respecting the Company’s securities shall comply with Securities Regulation BTR and the Company’s insider trading policies, as revised from time to time, or such other similar Company policies, including but not limited to policies relating to blackout periods. Any ambiguities or inconsistencies in the construction of an Award shall be interpreted to give effect to such limitation. To the extent any provision of the Plan or Award Agreement or action by the Committee or Company fails to so comply, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

3.5	Indemnification

EACH PERSON WHO IS OR WAS A MEMBER OF THE BOARD OR THE COMMITTEE SHALL BE INDEMNIFIED BY THE COMPANY AGAINST AND FROM ANY DAMAGE, LOSS, LIABILITY, COST AND EXPENSE THAT MAY BE IMPOSED UPON OR REASONABLY INCURRED BY HIM IN CONNECTION WITH OR RESULTING FROM ANY CLAIM, ACTION, SUIT, OR PROCEEDING TO WHICH HE MAY BE A PARTY OR IN WHICH HE MAY BE INVOLVED BY REASON OF ANY ACTION TAKEN OR FAILURE TO ACT UNDER THE PLAN (INCLUDING SUCH INDEMNIFICATION FOR A PERSON’S OWN, SOLE, CONCURRENT OR JOINT NEGLIGENCE OR STRICT LIABILITY), EXCEPT FOR ANY SUCH ACT OR OMISSION CONSTITUTING WILLFUL OR INTENTIONAL MISCONDUCT, FRAUD OR GROSS NEGLIGENCE. SUCH PERSON SHALL BE INDEMNIFIED BY THE COMPANY FOR ALL AMOUNTS PAID BY HIM IN SETTLEMENT THEREOF, WITH THE COMPANY’S APPROVAL, OR PAID BY HIM IN SATISFACTION OF ANY JUDGMENT IN ANY SUCH ACTION, SUIT, OR PROCEEDING AGAINST HIM, PROVIDED HE SHALL GIVE THE COMPANY AN OPPORTUNITY, AT ITS OWN EXPENSE, TO HANDLE AND DEFEND THE SAME BEFORE HE UNDERTAKES TO HANDLE AND DEFEND IT ON HIS OWN BEHALF. THE FOREGOING RIGHT OF INDEMNIFICATION SHALL NOT BE EXCLUSIVE OF ANY OTHER RIGHTS OF INDEMNIFICATION TO WHICH SUCH PERSONS MAY BE ENTITLED UNDER THE COMPANY’S ARTICLES OF INCORPORATION OR BYLAWS, AS A MATTER OF LAW, OR OTHERWISE, OR ANY POWER THAT THE COMPANY MAY HAVE TO INDEMNIFY THEM OR HOLD THEM HARMLESS.

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SECTION 4

SHARES SUBJECT TO PLAN

4.1	Maximum Number of Shares Issuable

Subject to adjustment as provided in Section 4.2 and Section 25, the maximum aggregate number of shares of Stock that may be issued with respect to Awards under the Plan shall be nine million (9,000,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. The maximum aggregate number of such shares of Stock authorized for issuance in the foregoing sentence that may be issued as Incentive Stock Options shall be nine million (9,000,000) shares of Stock. Shares of Stock of an outstanding Award that for any reason expire or are terminated, forfeited or canceled shall again be available for issuance under the Plan; provided, however, that amounts withheld for taxes or are withheld for the purchase price for Options or SARs shall not again be available for issuance under the Plan. Awards that by their terms are to be settled solely in cash shall not be counted against the number of shares of Stock available for the issuance of Awards under the Plan. Shares of stock issued under Awards granted in assumption, substitution or exchange for previously granted Awards of a company acquired by the Company (“Substitute Awards”) do not reduce the shares of Stock available under the Plan and available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the Plan’s share reserve as provided herein (subject to New York Stock Exchange listing requirements, as long as the Stock is listed on this exchange or the applicable other exchange requirements on which the Stock is listed).

Subject to the maximum number of shares of Stock available for Awards under the Plan as provided in the preceding paragraph of this Section 4.1, during any period that the Company is a “Publicly Held Corporation” within the meaning of Code Section 162(m) the following rules shall apply to grants of Awards that are intended to meet the performance-based exception under Code Section 162(m):

(a)                Subject to adjustment as provided in Section 4.2 and Section 25, the maximum aggregate number of shares of Stock that may be subject to Options and Stock Appreciation Rights with respect to Awards granted in any calendar year to any Participant shall be seven million five hundred thousand (7,500,000) shares of Stock, and the exercise price per share of Stock for an Option or Stock Appreciation Right shall be equal to at least the Fair Market Value per share of Stock on the grant date of the Award. If such an Award may be settled in cash as permitted under the terms of the Award, the number of shares of Stock for the cash amount shall be counted toward the individual share limit provided in this subsection (a) calculated as of the date of grant.

(b)               Subject to adjustment as provided in Section 4.2 and Section 25, the maximum aggregate number of shares of Stock subject to Awards, other than Options and Stock Appreciation Rights, that may be settled in Stock including, without limitation, Restricted Stock or any Other Stock-Based Award with respect to Awards granted in any calendar year to any Participant shall be seven million five hundred thousand (7,500,000). If such an Award is to be settled in cash rather than Stock pursuant to its terms, the number of shares of Stock that could be issued for the cash amount shall be counted toward the individual share limit in this subsection (b) calculated as of the date of grant.

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(c)                Subject to adjustment as permitted under Section 4.2 or Section 25, the maximum aggregate cash subject to Awards, including, without limitation, Performance Awards intended to meet the performance-based exception under Code Section 162(m) to be settled solely in cash with respect to Awards granted in any calendar year that may be made to any Participant shall be five million dollars ($5,000,000) calculated as of the date of grant.

(d)               With respect to any Option or Stock Appreciation Right granted to a Participant that is canceled or repriced, the number of shares of Stock subject to such Option or Stock Appreciation Right shall continue to count against the maximum number of shares of Stock that may be the subject of Options or Stock Appreciation Right granted to such Participant hereunder but only to the extent such is required in accordance with Section 162(m) of the Code.

(e)                The limitations of subsections (a), (b), (c) and (d) above shall be construed and administered so as to comply with the performance-based exception in Code Section 162(m) and shall only apply to the extent required to meet the performance-based exception under Code Section 162(m) for Awards intended by the Committee to meet the performance-based exception under Code Section 162(m).

4.2	Adjustments for Changes in Capital Structure

In the event of any stock dividend or extraordinary cash dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares of Stock subject to the Plan and to any outstanding Awards, and in the exercise price per share of any outstanding Awards and with respect to Options, if applicable, in accordance with Code Sections 424 and 409A. If a majority of the shares of Stock, which are of the same class as the shares of Stock that are subject to outstanding Awards, are exchanged for, converted into, or otherwise become (whether or not pursuant to a change in control) shares of another company (the “New Shares”), the Committee may, in its sole discretion, unilaterally amend the outstanding Awards to provide that such Awards are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion, and with respect to Options in accordance with Code Sections 424 and 409A and the regulations thereunder. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The adjustments determined by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.

SECTION 5

ELIGIBILITY AND AWARD LIMITATIONS

5.1	Persons Eligible for Awards

Awards may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, “Employees,” “Consultants,” and “Directors” shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are granted in connection with written offers of employment or other service relationships with the Company subject to their actual commencement of Service. Eligible Persons may be granted more than one (1) Award. Eligibility in accordance with this Section shall not entitle any Person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

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5.2	Award Agreements

Each Participant to whom an Award is granted shall be required to enter into an Award Agreement with the Company, in such a form as is provided by the Committee. The Award Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Participant’s particular Award. Such terms need not be uniform among all Participants or any similarly situated Participants. The Award Agreement may include, without limitation, vesting, forfeiture and other provisions specific to the particular Participant’s Award, as well as, for example, provisions to the effect that the Participant (i) shall not disclose any confidential information acquired during employment with the Company or while providing service to the Company, (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (iii) shall not interfere with the employment or other Service of any Employee or service provider of the Company, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v) shall forfeit an Award if terminated for Cause, (vi) shall not be permitted to make an election under Section 83(b) of the Code when applicable, (vii) shall be subject to transfer restrictions respecting the Award or Stock, (viii) shall be subject to any other agreement between the Participant and the Company regarding shares of Stock that may be acquired under an Award including, without limitation, an agreement restricting the transferability of the Award or shares of Stock by Participant or any other restrictions or requirements of any stockholders’ agreement that is in effect from time to time, and (ix) any provisions or definitions the Committee deems necessary or desirable to comply with Code Section 409A. An Award Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Participant.

5.3	Award Grant Restrictions

Any person who is not an Employee on the effective date of the grant of an Award to such person may be granted only a Nonstatutory Stock Option, Restricted Stock or Other Stock-Based Award. An Incentive Stock Option Award granted to an Employee of the Company, or its parent or Subsidiary as defined in Code Section 424(f), or to a prospective Employee of the Company, or its parent or its Subsidiary as defined in Code Section 424(f) upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences service as an Employee with the Company, with an exercise price determined as of such date in accordance with Section 6.1.

5.4	Fair Market Value Limitations for Incentive Stock Options

To the extent that Options designated as Incentive Stock Options (granted under all stock option plans of the Company or parent or Subsidiary as defined in Code Section 422, including the Plan) become exercisable by a Participant for the first time during any calendar year for Stock having an aggregate Fair Market Value greater than one hundred thousand dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.4, Options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of Stock shall be determined as of the time the Option with respect to such Stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.4, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.4, the Company at the request of the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

5.5	Repurchase Rights, Right of First Refusal and Other Restrictions on Stock

Shares of Stock under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions pursuant to a contract entered into by the Company and its stockholders or otherwise as determined by the Committee or as provided in the Award Agreement, in the Committee’s discretion. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement, including but not limited to, the Award Agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

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SECTION 6

TERMS AND CONDITIONS OF OPTIONS

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by an Award Agreement. Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1	Exercise Price

The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) subject to adjustments permitted under the Plan under Section 4.2 and Section 25, and other than with respect to Substitute Awards, the exercise price per share for an Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Participant shall have an exercise price per share of Stock less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Sections 424 and 409A of the Code.

6.2	Exercisability, Vesting and Term of Options

(a)                Exercisability. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (i) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option provided that an Option, that is not an Incentive Stock Option, may be exercised for the thirty (30)-day period after the expiration of a limitation on the Participant’s ability to exercise due to Section 16-b(3), the Company’s insider trading policy or other applicable law which may extend beyond the ten (10)-year term for this limited purpose, (ii) no Incentive Stock Option granted to a Ten Percent Owner Participant shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (iii) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with the Company. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

(b)               Vesting. The Committee shall specify the vesting schedule, if any, in the applicable Award Agreement.

(c)                Incentive Stock Options. Unless otherwise provided in the Option Agreement with respect to death or Disability of the Participant, the Incentive Stock Options may only be exercised within six (6) months after the Participant’s termination of Service.

6.3	Payment of Exercise Price

(a)                Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made in cash, by check or cash equivalent or upon approval by the Committee in its sole discretion by any of the following (i) subject to Section 6.3(b)(i) below, by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price; (ii) subject to the Company’s rights set forth in Section 6.3(b)(ii) below, by causing the Company to withhold from the shares of Stock issuable upon the exercise of the Option the number of whole shares of Stock having a Fair Market Value, as determined by the Company, not less than the exercise price (a “Cashless Exercise”); (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law; or (iv) by any combination of cash or any of the foregoing or any combination of (i-iii) thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

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(b)               Limitations on Forms of Consideration.

(i)                 Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

(ii)               Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise in order to comply with applicable law.

SECTION 7

RESTRICTED STOCK

7.1	Award of Restricted Stock

(a)                Grant. In consideration of the performance of employment or Service by any Participant who is an Employee, Consultant or Director, Stock may be awarded under the Plan by the Committee as Restricted Stock with such restrictions during the Restriction Period as the Committee may designate in its discretion, any of which restrictions may differ with respect to each particular Participant. Restricted Stock may also be awarded as an Other Stock-Based Award subject to performance goals under Section 8.2. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Award Agreement.

(b)               Immediate Transfer Without Immediate Delivery of Restricted Stock. Unless otherwise specified in the Participant’s Award Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the shares of Restricted Stock to the Participant in consideration of the performance of Services as an Employee, Consultant or Director, as applicable, entitling such Participant to all voting, dividends and other ownership rights in such shares of Stock.

As specified in the Award Agreement, a Restricted Stock Award may limit the Participant’s dividend and voting rights during the Restriction Period in which the shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Award Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate.

Shares awarded pursuant to a grant of Restricted Stock may be issued in the name of the Participant and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, or by book entry or otherwise as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Participant’s Award Agreement. The Company or Committee (or their delegates) shall issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

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7.2	Restrictions

(a)                Forfeiture of Restricted Stock. Restricted Stock awarded to a Participant may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83), or a restriction on transferability; (ii) unless otherwise specified by the Committee in the Award Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Participant to such Stock shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Participant’s Award Agreement.

(b)               Issuance of Certificates. Reasonably promptly after the date of grant with respect to shares of Restricted Stock, the Company shall take the actions as it determines necessary in its sole discretion to cause the Stock to be issued subject to the forfeiture provisions and other requirements as the Committee determines necessary, including, without limitation, issuing a Stock certificate, registered in the name of the Participant to whom such shares of Restricted Stock were granted, evidencing such shares; provided, however, that the Company shall not cause to be issued such a Stock certificate unless it has received a Stock power duly endorsed in blank with respect to such shares of Restricted Stock. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Synthesis Energy Systems, Inc. 2015 Long Term Incentive Plan and an Award Agreement entered into between the registered owner of such shares and Synthesis Energy Systems, Inc. A copy of the Plan and Award Agreement are on file in the corporate offices of Synthesis Energy Systems, Inc.

Such legend shall not be removed from the certificate evidencing such shares of Restricted Stock until such shares vest pursuant to the terms of the Award Agreement.

(c)                Vesting. The Award Agreement shall specify the vesting schedule.

(d)               Removal of Restrictions. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is appropriate.

7.3	Delivery of Shares of Common Stock

Subject to withholding taxes under Section 10 and to the terms of the Award Agreement, a Stock certificate evidencing the shares of Restricted Stock with respect to which the restrictions in the Award Agreement have been satisfied shall be delivered to the Participant or other appropriate recipient free of such restrictions. Such delivery shall be affected for all purposes when the Company shall have deposited such certificate in the United States mail, addressed to the Participant or other appropriate recipient.

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SECTION 8

OTHER STOCK-BASED, PERFORMANCE AWARDS AND DIVIDENDS, OR DIVIDEND EQUIVALENTS

8.1	Grant of Other Stock-Based and Performance Awards

Other Stock-Based Awards may be awarded by the Committee to selected Participants that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan and the goals of the Company. Performance Awards may be granted by the Committee in its sole discretion awarding cash or Stock (including Restricted Stock) or a combination thereof based upon the achievement of goals as determined by the Committee. Types of Other Stock-Based Awards or Performance Awards include, without limitation, purchase rights, phantom stock, Stock Appreciation Rights, restricted units, performance units, Restricted Stock or Stock subject to performance goals, shares of Stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures related to the Stock, other rights convertible into shares of Stock, Awards valued by reference to the value of Stock or the performance of the Company or a specified Subsidiary, Affiliate division or department, Awards based upon performance goals established by the Committee and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Subsidiary. Stock Appreciation Rights will be subject to the same terms respecting Nonstatutory Stock Options as provided in Sections 6.2 and 6.3 hereof unless otherwise provided in the Award Agreement. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Awards. Other Stock Based Awards and Performance Awards may be paid in Stock, cash or a combination thereof.

8.2	Other Stock-Based Award and Performance Awards Terms

(a)                Written Agreement. The terms and conditions of each grant of an Other Stock-Based Award or Performance Award shall be evidenced by an Award Agreement.

(b)               Purchase Price. To the extent that a Stock Appreciation Right is intended to be exempt from Code Section 409A or if the Company is a Publicly Held Corporation and the Stock Appreciation Right is intended to meet the performance-based exception in Code Section 162(m), the exercise price per share of Stock shall not be less than one hundred percent (100%) of Fair Market Value of a share of Stock on the date of the grant of the Stock Appreciation Right and shall otherwise comply with Code Section 409A and/or Code Section 162(m).

(c)                Performance Goals and Other Terms. In its discretion, the Committee may specify such criteria, periods or performance goals for vesting in Other Stock-Based Awards or Performance Awards and payment thereof to the Participant as it shall determine; and the extent to which such criteria, periods or goals have been met shall be determined by the Committee. All terms and conditions of Other Stock-Based Awards and Performance Awards shall be determined by the Committee and set forth in the Award Agreement.

If any Other Stock-Based Award or Performance Award is intended by the Committee to meet the performance-based exception in Code Section 162(m), the following shall apply:

(i)                 Performance Period. The Committee shall establish a performance period which shall be a period of time, as may be determined in the discretion of the Committee and set out in the Award Agreement, over which performance is measured for the purpose of determining a Participant’s right to and the payment value of an Other Stock-Based Award or Performance Award in accordance with Code Section 162(m). For each performance period, the Committee shall establish the number of Other Stock-Based Awards or Performance Awards and their contingent values which may vary depending on the degree to which performance criteria established by the Committee are met and shall establish the Awards and performance criteria within the time period required under Code Section 162(m) if such Awards are intended to meet the performance-based exception under Code Section 162(m).

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(ii)               Performance Criteria. The Committee may establish performance goals applicable to Other Stock-Based Awards or Performance Awards based upon performance criteria specified in item (iii) below in one or more of the following categories: (x) performance of the Company as a whole and/or any Company Affiliate, (y) performance of a segment of the Company’s or its Affiliates’ business, business unit or division, and (z) individual performance. Performance criteria for the Company shall relate to the achievement of predetermined financial, operational or strategic objectives for the Company, as a whole and/or a Company Affiliate, and performance criteria for a segment of the Company’s business or business unit or division shall relate to the achievement of financial, operational or strategic objectives of the segment for which the Participant is accountable. The performance criteria in Section 8.2 (c)(iii) may be used on an absolute or relative basis to measure the performance of the Company as a whole and/or a Company Affiliate or any business unit, division or segment of the Company and/or an Affiliate or any combination thereof as determined by the Committee or as compared to the performance of a group of comparable companies or published or special index or as compared to various stock market indices as the Committee may determine appropriate in its sole discretion.

(iii)             Performance criteria shall include any of the following (alone or in any combination): pre-tax or after tax profit levels, earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, gross profit or gross profit growth, net operating profits before or after tax, and net income; share price, including, without limitation, growth measures and total stockholder return; return on assets, equity, capital or investment; return on capital; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; stock price performance, sales, costs, gross revenue, net revenue or revenue growth, margins, production volumes or reserves added (and any of the foregoing as compared to a peer group as established by the Committee in its discretion); improvement in capital structure, levels of operating efficiency or expense, maintenance expense, productivity ratios, economic value or other added value, working capital targets, enterprise value, safety records; completion of acquisitions or business expansion or measures of customer satisfaction and customer service as determined from time to time including the relative improvement therein. Individual performance criteria shall relate to a Participant’s overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The performance goals may differ among Participants and shall be established in accordance with Code Section 162(m). To the extent permitted under Code Section 162(m) with respect to Awards intended to meet the performance-based exception under Code Section 162(m), the Committee is authorized at any time during the first ninety (90) days of a performance period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the Awards granted to any Participant for the performance period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a performance goal for such performance period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants based on the following events: asset write-downs; litigation or claim judgments or settlements; the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; any reorganization and restructuring programs; extraordinary, unusual or infrequently occurring items as described in Accounting Principles Board Opinion No. 30 (or any successor or pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; acquisitions or divestitures; any other specific unusual or nonrecurring events, or objectively determinable category thereof; and a change in the Company’s fiscal year. The Committee may also specify the application of any of the foregoing in the Award if necessary to comply with Code Section 162(m).

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(iv)             Modification. If the Committee determines, in its discretion exercised in good faith, that the established performance measures or objectives are no longer suitable to the Company’s objectives because of a change in the Company’s business, operations, corporate structure, capital structure, or other conditions the Committee deems to be appropriate, the Committee may modify the performance measures and objectives to the extent it considers such modification to be necessary, provided, however, that with respect to Awards intended to qualify for the performance-based exception of Code Section 162(m), the Committee shall not permit any such modification that would cause the Awards to fail to qualify for the performance-based exception.

(v)               Compliance with Code Section 162(m). With respect to Awards intended to meet the performance-based exception of Code Section 162(m), the Committee shall administer the Awards and take all action that it determines are necessary, including but not limited to certifying that performance goals have been met, so that Awards intended to meet the performance-based exception comply with Code Section 162(m).

(d)               Payment. Other Stock-Based Awards or Performance Awards may be paid in shares of Stock, cash or other consideration or a combination thereof related to such shares, in a single payment or in installments on such dates as determined by the Committee, all as specified in the Award Agreement.

8.3	Dividends or Dividend Equivalents.

Except with respect to dividends on Restricted Stock (unless the Award Agreement for the Restricted Stock eliminates dividend rights), the Participant shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Stock covered by the Award unless (and to the extent) otherwise as determined by the Committee and set forth in a separate Award Agreement. The Committee in the Award Agreement may provide such terms and conditions for the Award of Dividends or Dividend Equivalents as it shall determine in its discretion. The Committee may also provide in such Award Agreement that the amounts of any Dividends or Dividend Equivalent shall be deemed to have been reinvested in additional shares of Stock. In addition, with respect to any Performance Award, whether or not intended to meet the performance-based exception under Code Section 162(m), any Dividends or Dividend Equivalents granted with respect to such Award, including a Restricted Stock Award, shall be subject to achieving the same performance goals as the underlying Performance Award. Notwithstanding the foregoing, no grant of a Dividend or Dividend Equivalent may be granted with respect to an Option or SAR.

8.4	Elections and Limitations for Director Awards.

(a)                Elections. On the last day of each calendar quarter (each such date, an “Election Date”), a Director may elect to receive a percentage (the percentage so elected being the “Elected Percentage”) of the Director’s fees (including both Board and Board committee annual retainer fees, if any, and Board or Board committee meeting and per diem fees) the Company otherwise would pay in cash to the Director for his or her service as a Director during the quarterly period immediately following such Election Date (the “Service Period”) in Stock. The number of shares of Stock, as the case may be, paid or credited to a Director during the Service Period shall be determined on the first day of the month immediately following the Service Period by multiplying the amount of the Director’s fees for such Service Period by his or her Elected Percentage and dividing that result by the Fair Market Value per share of Stock on such date, with the result rounded down to the nearest whole number. Any election made by a Director pursuant to this paragraph must take the form of a written document signed by the Director and filed with the secretary of the Company and designate the Elected Percentage of the cash fees the Director elects to forego in the next Service Period in exchange for Stock.

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(b)               Limitations. Subject to adjustments pursuant to Sections 4.2 and 25, the amount of an Award granted to each Director in a calendar year shall not exceed one hundred eighty thousand dollars ($180,000) in value of the aggregate of Stock and cash Awards; provided, however, that in the case of a chair of a committee of the Board, such maximum may be increased by up to an additional fifteen thousand dollars ($15,000) in the aggregate; and provided, further that in the case of the non-executive chairman of the Board, such maximum may be increased by up to an additional eighty thousand dollars ($80,000) in the aggregate.

SECTION 9

EFFECT OF TERMINATION OF SERVICE

9.1	Exercisability and Award Vesting

Subject to earlier termination of the Option or other Award as otherwise provided herein and unless otherwise provided by the Committee in the Award Agreement, an Award and Option shall be vested and an Option shall be exercisable after a Participant’s termination of Service only during the applicable time period determined in accordance with this Section 9.1 and thereafter shall terminate:

(a)                Disability or Death. If the Participant’s Service terminates because of the Disability or death of the Participant, the unvested portion of any Award shall be forfeited and terminated and the vested portion of an Option may be exercised by the Participant or the applicable of his guardian or legal representative or estate for a period of six (6) months after the date on which the Participant’s Service terminated due to Disability or one (1) year after the date on which the Participant’s Service terminated due to death, respectively, but in any event no later than the date of expiration of the Option’s term, which in no event shall exceed ten (10) years from the date of grant, as set forth in the Award Agreement evidencing such Option, except as provided in Section 6.2(a)(i) for a Nonstatutory Stock Option or SAR (the “Option Expiration Date”).

(b)               Change in Control.

Notwithstanding any contrary provision in the Plan, in the event of a Change in Control, the vesting of any unvested Awards shall not be accelerated, and such Awards shall not become fully exercisable, except upon the occurrence of a trigger event following such Change in Control expressly provided in the Participant’s Award Agreement. If a Participant is a “disqualified individual” (as defined in Section 280G of the Code) and the accelerated vesting of an Incentive Award and/or the termination of the restricted period occurs with respect to a Change in Control, together with any other payments which the Participant has the right to receive from the Company, whether or not under this Plan, would constitute a “parachute payment” (as defined in Section 280G of the Code), then such accelerated vesting and/or termination of the restricted period provided under the paragraph above shall be reduced to the extent necessary (beginning with Options) so that the present value thereof (as determined for parachute purposes) to the Participant will be $l.00 less than three times the Participant’s “base amount” (as defined in Section 280G of the Code), but only if such reduction produces a better net after-tax position to the Participant. Such determinations shall be made by the Company in good faith.

Notwithstanding any other provision of the Plan, unless otherwise expressly provided in the Award Agreement, the provisions of this Section 9.1(b) may not be terminated, amended, or modified to adversely affect any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to his outstanding Awards subject, however, to the last paragraph of this Section 9.1(b).

(c)                Termination for Cause. The effect of a Termination for Cause shall be specified in the Award Agreement.

(d)              Other Termination of Service. If the Participant’s Service with the Company terminates for any reason, except Disability, death, termination after a Change in Control, or Cause, any Award or Option, to the extent unvested shall be forfeited by the Participant on the date on which the Participant’s Service is terminated, and any vested Option may be exercised by the Participant at any time prior to the expiration of six (6) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

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9.2	Extension of Option if Exercise Prevented by Law

Notwithstanding the foregoing, other than termination for Cause, if the exercise of an Option within the applicable time periods set forth in Section 9.1 is prevented by the provisions of Section 12 below, the Option shall remain exercisable until thirty (30) days (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date subject to the limited extension as provided in Section 6.2(a)(i).

9.3	Extension if Participant Subject to Section 16(b)

Notwithstanding the foregoing, other than termination for Cause, if a sale within the applicable time periods set forth in Section 9.1 of shares of Stock acquired upon the exercise of the Option would subject the Participant to liability under Section 16(b) of the Exchange Act, the Option (if exercisable) shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such liability, (ii) six (6) months after the Participant’s termination of Service, or (iii) the Option Expiration Date subject to the limited extension as provided in Section 6.2(a)(i).

SECTION 10

WITHHOLDING TAXES

10.1	Tax Withholding

All Awards are subject to, and the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Award hereunder and all Awards are subject to the Company’s right hereunder.

10.2	Share Withholding

With respect to tax withholding required upon the exercise of Options, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Awards, the Committee in its discretion, may elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares of Stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction (or such higher amount if consistent with the equity treatment of the Award under the applicable accounting rules). All such elections shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate. Any fraction of a share of Stock required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash by the Participant.

10.3	Incentive Stock Options

With respect to shares of Stock received by a Participant pursuant to the exercise of an Incentive Stock Option, if such Participant disposes of any such shares within (i) two (2) years from the date of grant of such Option or (ii) one (1) year after the transfer of such shares to the Participant, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Participant an amount sufficient to satisfy federal, state and local tax withholding requirements attributable to such disqualifying disposition.

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SECTION 11

PROVISION OF INFORMATION

Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

SECTION 12

COMPLIANCE WITH SECURITIES LAW,
OTHER APPLICABLE LAWS AND COMPANY POLICIES

The Plan, Award Agreements, the grant of Awards and the issuance of shares of Stock shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to securities and all other applicable laws, regulations and requirements of any stock exchange or market system upon which the stock is listed or traded. Options may not be exercised and Stock may not be issued if the issuance of shares of Stock would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised and no shares of Stock may be issued unless (a) a registration statement under the Securities Act shall at the time be in effect with respect to the shares issuable or (b) in the opinion of legal counsel to the Company, the shares issuable may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. If the shares of Stock issuable pursuant to an Award are not registered under the Securities Act, the Company may imprint on the certificate for such shares the following legend or any other legend which legal counsel for the Company considers necessary or advisable to comply with the Securities Act:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option or the issuance of shares of Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

Unless otherwise specifically provided in an Award Agreement, all Awards and all shares of stock issued and any payments are subject to the Company’s clawback policies adopted by the Company at any time and as amended from time to time.

SECTION 13

NONTRANSFERABILITY OF AWARDS AND STOCK

During the lifetime of the Participant, an Award shall be exercisable only by the Participant or the Participant’s guardian or legal representative. Subject to the following paragraph, an Award may be assignable or transferable by the Participant only by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, and only if it is so specified in the Award Agreement; provided, however, that an Incentive Stock Option may only be assignable or transferable by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee in the Award Agreement, and in accordance with applicable law, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, under the Securities Act, and the General Instructions to Form S-8 Registration Statement under the Securities Act. However, the transferee or transferees must be any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, in each case with respect to the Participant, any person sharing the Participant’s household (other than a tenant or employee of the Company), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, or any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests (collectively, “Permitted Transferees”); provided further that, (a) there may be no consideration for any such transfer and (b) subsequent transfers of Options transferred as provided above shall be prohibited except subsequent transfers back to the original holder of the Option and transfers to other Permitted Transferees of the original holder.

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SECTION 14

NONCOMPETITIVE ACTIONS

The Committee may provide in an Award Agreement a requirement to enter into a noncompetition agreement in connection with the Award or the effect of a violation of a noncompetition agreement on an Award.

SECTION 15

TERMINATION OR AMENDMENT OF PLAN

The Committee may terminate or amend the Plan at any time. However, no grant of Awards shall be made after the tenth (10th) anniversary of the Effective Date (the “Term”). Subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company’s stockholders within the time required, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2 and Section 25), (b) no change in the class of persons eligible to receive Awards or purchase Stock under the Plan or to extend the Term of the Plan, (c) no repricing of an Option or SAR or other amendment as provided in Section 3.3(j) (except by operation of Sections 4.2 or 25 hereof) and (d) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule or the stock exchange or market system on which the Stock is traded. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Committee or otherwise provided in the Plan. In any event, no termination or amendment of the Plan may materially adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is required to enable an Award designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule, including Code Section 409A or as otherwise permitted under the Plan, including upon a Change in Control.

SECTION 16

STOCKHOLDER APPROVAL

The Plan is adopted by the Board as of the Effective Date and shall be approved by the stockholders of the Company on or within twelve (12) months of the date of adoption thereof by the Board. Any Awards granted under the Plan prior to such stockholder approval shall not vest or otherwise become payable or exercisable until such stockholder approval is obtained and if an Award does vest or become payable or exercisable due to an acceleration event or alternate payment event prior to such stockholder approval such Award and any payment related thereto shall be forfeited if such stockholder approval is not obtained. In addition, Options or performance-based compensation under Section 8.2 granted prior to stockholder approval of the Plan or in excess of the Stock previously approved by the stockholders shall become exercisable and otherwise shall not be paid no earlier than the date of stockholder approval of the Plan or stockholder approval of such increase in the Stock, as the case may be.

20

SECTION 17

NO GUARANTEE OF TAX CONSEQUENCES

Neither the Company, the Board nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

SECTION 18

SEVERABILITY

In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

SECTION 19

GOVERNING LAW

The Plan and Awards shall be interpreted, construed and constructed in accordance with the laws of the State of Nevada without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

SECTION 20

SUCCESSORS

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

SECTION 21

RIGHTS AS A STOCKHOLDER

The holder of an Award shall have no rights as a stockholder with respect to any shares of Stock covered by the Award until the date of issue of a stock certificate to him or her for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

SECTION 22

NO SPECIAL EMPLOYMENT OR SERVICE RIGHTS

Nothing contained in the Plan or Award Agreement shall confer upon any Participant receiving a grant of any Award any right with respect to the continuation of his or her Service with the Company (or any Affiliate) or interfere in any way with the right of the Company (or Affiliate), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such Service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of any Award.

21

SECTION 23

REORGANIZATION OF COMPANY

The existence of an Award shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the shares of Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

SECTION 24

CODE SECTION 409A

To the extent that any Award is deferred compensation subject to Code Section 409A, the Award Agreement shall comply with the requirements of Code Section 409A including, without limitation, to the extent required using applicable definitions from Code Section 409A, and to the extent required by Code Section 409A, using a more restrictive definition of Change in Control to comply with Code Section 409A or a more restrictive definition of Disability as provided in Code Section 409A. To the extent an Award is deferred compensation subject to Code Section 409A, the Award shall specify a time and form of payment schedule. In addition if any Award constitutes deferred compensation under Section 409A of the Code (a “Section 409A Plan”), then the Award shall be subject to the following requirements, if and to the extent required to comply with Code Section 409A, and as determined by the Committee and specified in the Award Agreement:

(a)                Payments under the Section 409A Plan may not be made earlier than (i) the Participant’s separation from service, (ii) the date of the Participant’s Disability, (iii) the Participant’s death, (iv) a specified time (or pursuant to a fixed schedule) specified in the Award Notice at the date of the deferral of such compensation, (v) a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, or (vi) the occurrence of an unforeseeable emergency;

(b)               The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service; and

(c)                elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code.

With respect to any Award that is subject to Code Section 409A, in the case of any Participant who is specified employee, a distribution on account of a separation from service may not be made before the date which is six (6) months after the date of the Participant’s separation from service (or, if earlier, the date of the Participant’s death). For purposes of the foregoing, the terms “separation from service” and “specified employee”, all shall be defined in the same manner as those terms are defined for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award as determined by the Committee. If an Award is subject to Code Section 409A, as determined by the Committee, the Committee may interpret or amend any Award to comply with Code Section 409A without a Participant’s consent even if such amendment would have an adverse effect on a Participant’s Award. With respect to an Award that is subject to Code Section 409A, the Board may amend or interpret the Plan as it deems necessary to comply with Section 409A, including, without limitation, limiting the Committee’s or Company’s discretion with respect to an Award that constitutes deferred compensation to the extent it would violate Code Section 409A, and no Participant consent shall be required even if such an amendment would have an adverse effect on a Participant’s Award. Notwithstanding the foregoing, none of the Company, the Committee, any Company Affiliate or their directors, members, officers, employees or agents of any of the foregoing guarantee or are responsible for the tax consequences to a Participant for an Award including, without limitation, an excise tax under Code Section 409A.

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SECTION 25

ADJUSTMENTS UPON A CHANGE IN CONTROL

If a Change in Control occurs, except a Change in Control solely on account of Section 2.1(f)(ii), then the Committee, at its sole discretion, shall have the power and right to (but subject to any accelerated vesting specified in an Award Agreement):

(a)                cancel, effective immediately prior to the occurrence of the Change in Control, each outstanding Award (whether or not then exercisable) (including the cancellation of any Options not in the money for which the exercise price is greater than the consideration to be received), and with respect to Options and SARs that currently have an exercise price less than the consideration to be received immediately prior to the Change in Control, pay to the Participant an amount in cash equal to the excess of (i) the value, as determined by the Committee, of the property (including cash) received by the holders of Stock as a result of such Change in Control over (ii) the exercise price of such Award, if any; provided, however, this subsection shall be inapplicable to an Award granted within six (6) months before the occurrence of the Change in Control but only if the Participant is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Award after the expiration of six (6) months from the date of grant; or

(b)               provide for the exchange or substitution of each Award outstanding immediately prior to such Change in Control (whether or not then exercisable) for another award with respect to the Stock or other property for which such Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Committee, in its discretion, in the exercise price of the Award, if any, or in the number of shares of Stock or amount of property (including cash) subject to the Award; or

(c)                provide for assumption of the Plan and such outstanding Awards by the surviving entity or its parent.

The Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this Section 25.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the undersigned Officer of the Company certifies that the foregoing sets forth the Synthesis Energy Systems, Inc. 2015 Long Term Incentive Plan as duly adopted by the Board.

SYNTHESIS ENERGY SYSTEMS, INC.

By:	/s/ Robert Rigdon
Name:	Robert Rigdon
Title:	Chief Executive Officer

ANNUAL MEETING OF STOCKHOLDERS OF

SYNTHESIS ENERGY SYSTEMS, INC.

November 20, 2015

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at www.synthesisenergy.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20633000000000000000 3 112015

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒**

1. Election of Directors: To elect six directors.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Lorenzo Lamadrid
- ○ Robert Rigdon
- ○ Denis Slavich
- ○ Harry Rubin
- ○ Xu, Ziwang
- ○ Charles M. Brown

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

SYNTHESIS ENERGY SYSTEMS, INC.

Three Riverway, Suite 300
Houston, Texas 77056

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert Rigdon and Roger Ondreko as the true and lawful attorneys, agents and proxies of the undersigned, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Synthesis Energy Systems, Inc. held of record by the undersigned on September 30, 2015 at the Annual Meeting of Stockholders to be held at the Company's headquarters located at Three Riverway, Suite 300, Houston, Texas 77056, on November 20, 2015, or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

SYNTHESIS ENERGY SYSTEMS, INC.

November 20, 2015

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at www.synthesisenergy.com

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

20633000000000000000 3 112015

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors: To elect six directors.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Lorenzo Lamadrid
- ○ Robert Rigdon
- ○ Denis Slavich
- ○ Harry Rubin
- ○ Xu, Ziwang
- ○ Charles M. Brown

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.